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                                                                   Exhibit 10.20


                           LOAN AND SECURITY AGREEMENT

                  THIS LOAN AND SECURITY AGREEMENT (the "Agreement"), dated as of March 31, 1999, is made and entered into by and among THE PROVIDENT BANK ("Bank"), an Ohio banking corporation whose mailing address is One East Fourth Street, Cincinnati, Ohio 45202, as lender, and Zaring National Corporation, an Ohio corporation ("Borrower"), whose mailing address is 11300 Cornell Park Drive, Cincinnati, Ohio 45242, as borrower.

                  1. Definitions. As used herein, the following terms, when initial capital letters are used, shall have the respective meanings set forth below. In addition, all terms defined in the Ohio Uniform Commercial Code shall have the meanings given therein unless otherwise defined herein.

                  1.1 Affiliate shall mean any Person controlling, controlled by or under common control with, Borrower, whether such common control is direct or indirect, and all of the officers, directors and shareholders of Borrower or such Persons.

                  1.2 AHC Consent shall mean any consent of American Homestar Corporation required under the Securityholders Agreement to permit the pledge by Borrower to Bank, pursuant to the Pledge Agreement, of the capital stock of HomeMax, Inc. owned by Borrower.

                  1.3 Applicable Rate shall have the meaning set forth in
Section 2.2.

                  1.4 Audited Financials shall have the meaning set forth in
Section 4.5.

                  1.5 Borrower Collateral shall mean all right, title and interest of Borrower in (a) the Four Million Dollar ($4,000,000) 6% Senior Subordinated Promissory Note from Homemax, Inc. to Borrower dated March 15, 1999 (the "Senior Subordinated Note"); and (b) the Four Million Four Hundred Eleven Thousand One Hundred Seventy-Seven Dollar ($4,411,177) Promissory Note from American Homestar Corporation to Borrower dated March 15, 1999 (the "Investor Note").

                  1.6 Borrower Financials shall have the meaning set forth in
Section 4.5.

                  1.7 Business Day shall mean any day other than Saturday or Sunday on which Bank is open for business in Cincinnati, Ohio and on which commercial banks in the City of London, England are open for dealings in U.S. dollar deposits in the London Interbank Market; provided, however, that during any period of time during which the entire principal balance of the Loan is bearing interest at the Prime Based Rate in accordance with the provisions of this Agreement, the term "Business Day" shall mean any day other than Saturday or Sunday on which Bank is open for business in Cincinnati, Ohio.

                  1.8 Call shall have the meaning ascribed to such term in the Securityholders Agreement.

                  1.9 Closing Date shall mean March 15, 1999.

                  1.10 Code shall mean the Internal Revenue Code of 1986, as amended from time


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to time.

                  1.11 Collateral shall mean the Borrower Collateral.

                  1.12 Collateral Note Assignment shall mean that certain Collateral Note Assignment in substantially the form of Exhibit C hereto entered into between Borrower and Bank to further evidence the pledge of the Borrower Collateral to Bank.

                  1.13 Collateral Parties shall mean, collectively, Borrower and the Guarantor, and Collateral Party shall mean any one of (and each of) the Collateral Parties.

                  1.14 Commonly Controlled Entity shall mean any Subsidiary of Borrower and any entity, whether or not incorporated, which is under common control with Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes Borrower and which is treated as a single employer under
Section 414 of the Code.

                  1.15 Compliance Certificate shall have the meaning set forth in Section 5.5(b).

                  1.16 Consolidated Cash Flow From Operations shall mean, for any period of determination, the following with respect to the Borrower and its consolidated Subsidiaries for each item for such period determined and consolidated in accordance with GAAP: (i) the sum of net income, depreciation, amortization, other noncash charges to net income, interest expense and income tax expense minus (ii) noncash credits to net income.

                  1.17 Consolidated Fixed Charges shall mean, for any period of determination, the sum of interest incurred (capitalized and expensed) and scheduled principal installments of Indebtedness, in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

                  1.18 Consolidated Tangible Net Worth shall mean, as of any date of determination, total stockholders' equity minus intangible assets, in each case of the Borrower and its Subsidiaries as of such date determined and consolidated in accordance with GAAP.

                  1.19 Consolidated Total Liabilities shall mean, for any fiscal quarter for the fiscal quarter than ended, all Indebtedness and, without duplication, all other liabilities of the Borrower and its Subsidiaries, determined and consolidated in accordance with GAAP, excluding Indebtedness secured by Nonrecourse Purchase Money Security Interests not to exceed, in the aggregate at any time, 15% of Consolidated Tangible Net Worth.

                  1.20 Default Rate shall have the meaning set forth in Section 2.3.1.

                  1.21 Environment shall mean the ocean, natural resources (including flora and fauna), soil, surface water, ground water, any present or potential drinking water supply, subsurface strata or the ambient air.

                  1.22 Environmental Laws shall mean all federal, state and local laws, statutes,


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rules, ordinances, guidances, regulations and polices, and all interpretations thereof by any Governmental Authority, relating to health, safety, ecology or the Environment.

                  1.23 ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  1.24 Event of Default shall mean any event described in
Section 9.1

                  1.25 GAAP shall mean generally accepted accounting principles, as in effect in the United States of America as from time to time in effect in the United States of America for all other purposes.

                  1.26 Governmental Authority shall have the meaning set forth in Section 4.2.

                  1.27 Guarantor shall mean Zaring Homes, Inc, an Ohio corporation.

                  1.28 Guaranty shall mean the Unconditional Guaranty in substantially the form of Exhibit B hereto executed and delivered to Bank by Guarantor.

                  1.29 Hazardous Material shall mean any asbestos, polychlorinated byphenyls and petroleum products, CFCs, solid wastes, ureaformaldehyde, discharges of sewer or effluent, paint containing lead and any other hazardous or toxic material, substance or waste which is defined, determined or identified by those or similar terms or is regulated as such under any Environmental Laws or by any Governmental Authority (whether as the result of any judicial or administrative interpretation of any such statute, law, ordinance, rule or regulation or otherwise) including, but not limited to, any material, substance or waste which is a hazardous substance within the meaning of 33 U.S.C. Section 1251 et seq., as amended, or 42 U.S.C. Section 9601 et seq., as amended, or is a hazardous waste within the meaning of 42 U.S.C.
Section 6901 et seq., as amended.

                  1.30 HomeMax Cash Flow shall mean, for any applicable period, Homemax, Inc.'s consolidated net income determined in accordance with GAAP applied on a basis consistent with prior periods, plus depreciation and amortization expense deducted in determining net income for such period.

                  1.31 Indebtedness shall mean, for any Person at any date, (a) all obligations of such Person, whether direct or indirect, whether absolute or contingent, for borrowed money or for the deferred purchase price of property or services, (b) any other obligations of such Person, whether direct or indirect, whether absolute or contingent, evidenced by a note, bond, debenture, guarantee or similar instrument, (c) all obligations of such Person under leases, the obligations of the lessee in respect of which are required to be capitalized on a balance sheet of such lessee in accordance with GAAP, (d) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (e) all obligations or liabilities secured by any lien or encumbrance (other than Permitted Liens) on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, and (f) all obligations and liabilities of such Person required by GAAP to be set forth on the balance sheet of such Person as a liability or required by GAAP to be disclosed in the footnotes to such Person's financial statements; excluding



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from the foregoing, however, current liabilities consisting of trade debt incurred in the ordinary course of business and payable in accordance with customary practices within not more than sixty (60) days of the earlier of (i) the date of invoice requesting payment, or (ii) the date such debt is required by GAAP to be accrued as a liability.

                  1.32 Loan shall mean the Term Loan.

                  1.33 Loan Documents shall mean the collective reference to this Agreement, the Note, the Guaranty, the Collateral Note Assignment and all other documents, instruments, certificates and agreements executed by any Collateral Party in connection with this Agreement, including without limitation, the Pledge Agreement when hereafter executed and delivered by Borrower to Bank.

                  1.34 Multiemployer Plan shall mean a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  1.35 Net Book Value shall have the meaning ascribed to such term in the Securities Purchase Agreement.

                  1.36 Nonrecourse Purchase Money Security Interest shall mean Liens upon property securing loans to a Collateral Party or deferred payments by a Collateral Party for the purchase of such property, provided that the recourse of the creditor for repayment is limited to such property and does not extend to any Collateral Party or any Subsidiary of Borrower.

                  1.37 Note shall mean the Term Note.

                  1.38 Obligations shall mean, without limitation, the Loan and all other debts, obligations, or liabilities of every kind and description of any Collateral Party to Bank, now due or to become due, direct or indirect, absolute or contingent, presently existing or hereafter arising, joint or several, secured or unsecured, whether for payment or performance, regardless of how the same arise or by what instrument, agreement or book account they may be evidenced, or whether evidenced by any instrument, agreement or book account, including, without limitation, all loans (including any loan by renewal or extension), all overdrafts, all guarantees, all bankers acceptances, all agreements, all letters of credit issued by Bank for any Collateral Party and the applications relating thereto, all Indebtedness of any Collateral Party to Bank, all undertakings to take or refrain from taking any action and all Indebtedness, liabilities and obligations owing from any Collateral Party to others which Bank may obtain by purchase, negotiation, discount, assignment or otherwise. Obligations shall also include all interest and other charges chargeable to any Collateral Party or due from any Collateral Party to Bank from time to time and all costs and expenses referred to in Section 10.5.

                  1.39 Permitted Liens shall mean the liens and interests in favor of Bank granted pursuant to the Loan Documents and, to the extent reflected on Borrower's books and records and not impairing the operations of any Collateral Party or any performance under the Loan Documents or contemplated by the Loan Documents:

                           (i) liens arising by operation of law for taxes not
yet due and payable;


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                           (ii) statutory liens of mechanics, materialmen,
shippers and warehousemen for
services or materials for which payment is not yet due;

                           (iii) liens incurred or deposits made in the ordinary
course of business in connection with workers' compensation, unemployment insurance, social security and other types of payroll taxes for employees of Collateral Parties;

                           (iv) liens, if any, specifically permitted by Bank
from time to time in writing;
and

                           (v) the following if the validity or amount thereof
is being contested in good faith and by appropriate and lawful proceedings promptly initiated and diligently conducted of which Bank has received prior written notice and, if requested by Bank, for which appropriate cash reserves (in Bank's reasonable judgment) have been established at Bank and so long as levy and execution have been and continue to be stayed: claims and liens for taxes due and payable and claims of mechanics, materialmen, shippers, warehousemen, carriers and landlords.

                  1.40 Person shall mean an individual, a partnership, a corporation, a business trust, a joint venture, a trust, a limited liability company, an unincorporated association, a joint stock company or other entity or Government Authority.

                  1.41 Plan shall mean at a particular time, any employee benefit plan which is covered by ERISA and in respect of which Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

                  1.42 Pledge Agreement shall mean that certain Pledge Agreement in substantially the form of Exhibit D hereto, which is to be entered into between Borrower and Bank upon receipt of the AHC Consent.

                  1.43 Positive Cash Flow shall mean, for any applicable period, HomeMax Cash Flow that is greater than zero.

                  1.44 Prime Rate shall mean that annual percentage rate of interest which is established by Bank from time to time as its prime rate, whether or not such rate is publicly announced, which provides a base to which loan rates may be referenced. The Prime Rate is not necessarily the lowest lending rate of Bank.

                  1.45 Prime TL Rate shall mean, as of any date, the Prime Rate (as in effect from time to time), plus one percent (1%). The Prime TL Rate shall change each time and as of the date of change of the Prime Rate.

                  1.46 Put shall have the meaning ascribed to such term in the Securityholders Agreement.


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                  1.47 Put/Call Period shall have the meaning ascribed to such term in the Securityholders Agreement.

                  1.48 Put/Call Price shall have the meaning ascribed to such term in the Securityholders Agreement.

                  1.49 Reportable Event shall mean any of the events set forth in Section 4063(a) or Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under Sections .13, .14, .16, .18,
 .19 or .20 of PBGC Reg. Section 2615.

                  1.50 Securityholders Agreement shall mean that certain Securityholders Agreement dated as of March 15, 1999 among HomeMax, Inc., Borrower and American Homestar Corporation.

                  1.51 Securities Purchase Agreement shall mean the Amended and Restated Securities Purchase Agreement dated as of March 15, 1999 by and among Zaring National Corporation, Homemax, Inc., HomeMax Operating Properties, LLC and American Homestar Corporation.

                  1.52 Safe Deposit Box Covenant shall mean the covenant of the Borrower set forth in Section 5.20 hereof.

                  1.53 Subsidiary shall mean, as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

                  1.54 Term Loan shall have the meaning set forth in Section
2.1.

                  1.55 Term Note shall mean the Term Promissory Note evidencing the Term Loan pursuant to Section 2.2.

                  1.56 Total Liabilities shall mean, as of any date of measurement, the aggregate principal amount of all Indebtedness of Borrower and its Subsidiaries as of such date of measurement.

                  1.57 Zaring Homes Credit Agreement shall mean that certain Amended and Restated Credit Agreement dated as of February 23, 1998 among Borrower, Guarantor and various Affiliates of Borrower, as borrowers and/or guarantors, and PNC Bank, National Association, as agent, Nationsbank, N.A. and The First National Bank of Chicago, as co-agents, and various other banks referred to therein, as the same may hereafter be amended, modified, supplemented or restated from time to time.

                  2. Loan and Interest


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                  2.1 Term Loan. Bank proposes to make a term loan (the "Term
Loan") to Borrower in an aggregate amount not to exceed $15,000,000. The entire Term Loan, together with all interest and other charges thereon or due hereunder, shall be due and payable in full on or before the earlier of (as the case may be, the "Maturity Date") (a) the thirty nine (39) month anniversary of the Closing Date or (b) ninety (90) days following the exercise of the Put or the Call pursuant to the Securityholders Agreement, or the earlier date upon which the proceeds of the Put or Call transaction are received by Borrower.

                           2.1.1 Term Loan Scheduled Payments. Borrower shall
make three mandatory annual payments of the principal amount of the Note, each of which payments shall be in the amount of $1,470,392 and shall be due and payable on or before each of March 15, 2000, March 15, 2001 and March 15, 2002.

                           2.1.2 Term Loan Cash Flow Payments. In addition to
the scheduled payments required by Section 2.1.1, in the event there is Positive Cash Flow for any two consecutive full calendar quarters, within 45 days after the end of the second of such two calendar quarters Borrower shall make a principal payment to Bank in an amount equal to the aggregate Positive Cash Flow for such two calendar quarters, and thereafter Borrower shall make principal payments to Bank within 45 days after the end of each calendar quarter in an amount equal to the cumulative Positive Cash Flow (if any) for the most recently ended calendar quarter (the "Positive Cash Flow Payments") until the aggregate amount of Positive Cash Flow Payments made by Borrower to Bank equals or exceeds Four Million Dollars ($4,000,000.00); provided, however, that if the HomeMax Cash Flow for any quarter after the first two consecutive quarters of Positive Cash Flow is less than zero (the "Negative Quarter"), no Positive Cash Flow Payments shall be required until the end of the next succeeding quarter during which the cumulative HomeMax Cash Flow since the beginning of the Negative Quarter is greater than zero.

                           2.1.3 Term Loan Proceeds Payments. The proceeds
realized from the exercise of the Put or the Call pursuant to the Securityholders Agreement shall be paid to Bank to the extent necessary to result in the payment in full of the Term Loan.

                  2.2 Term Note. The Term Loan shall be evidenced by a Term Promissory Note (the "Term Note") in the form attached hereto as Exhibit A.

                  2.3 Term Loan Interest. The Term Loan shall bear interest on the daily outstanding balance thereof at the Prime TL Rates per annum, until maturity, and such interest shall be payable monthly, in arrears, on or before the first day of each calendar month commencing May 1, 1999. The interest rate borne by the Term Loan shall change each time and as of the date that the Prime TL Rate changes. The interest rate applicable to the entire outstanding principal balance of the Term Loan shall be the Prime TL Rate.

                           2.3.1 Default Rate. Upon the occurrence of an Event
of Default, the Loan shall bear interest at a rate of 4% per annum greater than the rate otherwise applicable to the Loan (the "Default Rate").


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                           2.3.2 Interest Calculation. Interest on the Loan will
be calculated on the basis of the actual number of days elapsed over an assumed year consisting of 360 days.

                  2.4 Change in Law. In case of any change in law or governmental rules, regulations, guidelines or orders (or any interpretations thereof) or the introduction of new laws, regulations or guidelines, which increase the costs to Bank of maintaining or funding the Loan or require Bank to reserve for unfunded credit commitments, Bank may charge Borrower an additional fee which will compensate Bank for the costs of compliance with such requirements. Any amount or amounts payable by Borrower to Bank pursuant to this
Section 2.4 shall be paid within ten (10) days of receipt by Borrower from Bank of a statement setting forth the amount or amounts due and the basis for the determination from time to time of such amount or amounts, which statement shall be conclusive and binding upon Borrower absent demonstrable error. Failure on the part of Bank to demand compensation for any increased costs in any period shall not constitute a waiver of Bank's right to demand compensation for any increased costs incurred during any such period or in any other subsequent or prior period.

                  2.5 Prepayments. The loan may be prepaid in whole or in part at any time prior to the Maturity Date, provided, however, that there shall be a three percent (3%) prepayment fee for any prepayment in whole or in part from funds generated outside of the terms of the Securities Purchase Agreement, and provided further that the payment to the Bank caused by the exercise of the Put or the Call will survive the prepayment of the Loan. Upon the exercise of either of the Put or the Call pursuant to the Securityholders Agreement, Borrower will pay a fee to Bank equal to the greater of (i) one percent (1%) of the principal amount of the Loan then outstanding before application of proceeds of the Put or Call to the Loan, or (ii) ten percent (10%) of the amount by which the Put/Call Price exceeds the then outstanding principal balance of the Loan. The foregoing notwithstanding, the ten percent provision referred to in the preceding sentence will be reduced by one-quarter of one percent for each full calendar month between the date of receipt by Borrower of the Put/Call Price and the third annual anniversary of the date of the Securityholders Agreement.

                  2.6 Payments. All payments of interest, principal and all other amounts owing hereunder or under the Note shall be made by Borrower to Bank in immediately available funds at its principal office in Cincinnati, Ohio or at such other place as Bank may designate in writing, at such times as shall be set forth herein or in the Note or if not so set forth, such amounts shall be payable on demand. Borrower hereby authorizes Bank, at Bank's option, to charge any account or charge or increase any Loan balance of Borrower at Bank for the payment or repayment of any interest or principal of the Loan, or any fees, charges or other amounts due to Bank hereunder or under the Note or the other Loan Documents, as and when the same become due and payable hereunder, or under the Note or the other Loan Documents.

                  2.7 Use of Proceeds. Borrower shall use the proceeds of the Loan only for the purpose of refinancing outstanding Indebtedness with Bank of America and Firstar Bank, N.A.

                  3. Collateral and Documents.

                  3.1 Borrower Collateral. To secure the full and timely payment and performance



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of all of the Obligations, Borrower hereby pledges, assigns and grants to Bank a continuing security interest in all of the Borrower Collateral. Prior to the making of the Loan, Borrower shall execute and deliver to Bank the Collateral Note Assignment in the form of Exhibit C hereto. Upon receipt of the AHC
Consent, Borrower shall execute and deliver to Bank the Pledge Agreement in the form of Exhibit D hereto.

                  3.2 Guarantor Documents. To secure the full and timely payment and performance of all of the Obligations, prior to the making of the Loan, Borrower shall cause Guarantor to execute and deliver to Bank, as additional security for the Obligations the Guaranty of the Guarantor in the form of Exhibit B hereto.

                  4. Representations and Warranties. Borrower hereby represents and warrants to Bank, on the date hereof and on each subsequent date of disbursement of any proceeds of the Loan, that:

                  4.1 Each Collateral Party is a Person duly organized, validly existing and in good standing under the laws of its state of incorporation and has the power and authority to conduct its business as now conducted and as proposed to be conducted while this Agreement is in effect. The execution and delivery of this Agreement, the Note and all other Loan Documents by each Collateral Party that is a party to, or intended to be bound by, any such Loan Documents and the performance of the transactions contemplated hereby and thereby are within the power and authority of each Collateral Party and have been duly authorized by all proper and necessary action. The execution and delivery of this Agreement, the Note and all other Loan Documents by each Collateral Party that is a party to, or intended to be bound by, any such Loan Documents and the performance of the transactions contemplated hereby and thereby will not violate or contravene any provisions of applicable law or the charter documents of any Collateral Party, or result in a breach or default in respect of the terms of any other agreement to which any Collateral Party is a party or by which any Collateral (or any Collateral Party's assets) is bound. Each Collateral Party is duly qualified as a foreign corporation and is in good standing and duly authorized to do business in every jurisdiction where the nature of its properties or the conduct of its business requires such qualification and authorization. Schedule 4.1 hereto contains the proper name of each Collateral party, the jurisdiction of formation of each Collateral party, the type of entity of each Collateral Party and the jurisdictions in which each Collateral Party is qualified to do business.

                  4.2 No consent or authorization of, filing with or other act by or in respect of, any government, governmental department, commission, board, bureau, agency, authority, instrumentality or court (each a "Governmental Authority") or any other Person (including the stockholders or other equity owners of any Collateral Party or any of their respective Subsidiaries) is necessary to, or required in connection with (i) the borrowings hereunder, (ii) the execution, delivery, or performance by any Collateral Party of any Loan Documents, or (iii) the validity or enforceability of this Agreement, the Note, or any other Loan Documents; excepting only such routine filings as are necessary under the applicable state's version of the Uniform Commercial Code to perfect the liens and security interests created hereby and by the Guarantor Security Agreement.


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                  4.3 Each Loan Document to which any Collateral Party is a
party is a legal, valid and binding obligation of each such Collateral Party enforceable in accordance with its respective terms.

                  4.4 Borrower has no Subsidiaries other than those Persons listed on Schedule 4.4 hereto.

                  4.5 Borrower has delivered to Bank its audited consolidated and consolidating financial statements as of and for the year ending December 31, 1998 (the "Audited Financials") are true and correct in all material respects, are in accordance with the respective books of account and records of Borrower and its consolidated Subsidiaries, have been prepared in accordance with GAAP applied on a basis consistent with prior periods, and fairly and accurately present the financial condition of Borrower and its assets, liabilities and results of operations as at the respective dates thereof.

                  4.6 Since the ending date of the Audited Financials, there has been no change in the assets, liabilities, financial condition or operation of Borrower, other than changes in the ordinary course of business, the effect of which have not, individually or in the aggregate, been materially adverse to Borrower's business.

                  4.7 Except to the extent set forth on Schedule 4.7 hereto or reflected in the Audited Financials, Borrower, as of the date of this Agreement, does not know or have reasonable grounds to know of any basis for the assertion against Borrower, of any liabilities or obligations of any nature, direct or indirect, accrued, absolute or contingent, including, without limitation, liabilities for taxes due or to become due whether incurred in respect of or measured by income for any period prior to the date of this Agreement or arising out of transactions entered into, or any state of facts existing, prior hereto, other than liabilities and obligations incurred since the date of the Audited Financials in the ordinary course of business which are not, individually or in the aggregate, material to Borrower.

                  4.8 Each of the Collateral Parties has filed all federal, state, local and other tax returns and reports required to be filed by it and such returns and reports are true and correct in all material respects. Each of the Collateral Parties has paid all taxes, assessments and other governmental charges lawfully levied or imposed on or against it or its properties, other than those presently payable without penalty or interest.

                  4.9 Except as described on Schedule 4.9 hereto, there is no litigation or proceeding or governmental investigation pending or, to the best of Borrower's knowledge following diligent inquiry, threatened against or relating to any one or more of the Collateral Parties, or their respective properties or business which is not reflected and described in the Audited Financials.

                  4.10 None of the Collateral Parties is or was in violation of or default under any statute, regulation, license, permit, order, writ, injunction or decree of any Governmental Authority, which violation or default could have a material adverse effect on the business, properties or condition, financial or otherwise, of any Collateral Party.


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                  4.11 Except for a default in the Indebtedness described in
Section 2.7 of this Agreement, none of the Collateral Parties is or was in default (i) under a order, writ, judgment, injunction, decree, indenture, agreement, lease or other instrument or contract, which default would have a material adverse effect on the business, properties or condition, financial or otherwise, of any Collateral Party, or (ii) the performance of any covenants or conditions respecting any of the Indebtedness of any Collateral Party. Except for a default in the Indebtedness described in Section 2.7 of this Agreement, no holder of any Indebtedness of any of the Collateral Parties has given notice of any asserted default thereunder, and no liquidation or dissolution of any Collateral Party and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to any of the Collateral Parties or their respective properties is pending or, to the best of Borrower's knowledge following diligent inquiry, threatened.

                  4.12 Collateral Parties maintain places of business only at the locations set forth on Schedule 4.12. The chief executive office and principal place of business of each Collateral Party is located at the address set forth on Schedule 4.12 and identified by an asterisk.

                  4.13 With respect to the Borrower Collateral, at the time the Borrower Collateral becomes subject to Bank's security interest, Borrower has full right and power to grant Bank a security interest in the Borrower Collateral, and the Borrower Collateral is free from all liens, encumbrances and security interests in favor of any Person other than Bank (except Permitted Liens). All information furnished to Bank concerning the Borrower Collateral is and will be complete, accurate and correct in all material respects when furnished.

                  4.14 No proceeds of any Loan or advance made by Bank to Borrower hereunder will be used to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  4.15 No part of the proceeds of any Loan will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U issued by the Board of Governors of the Federal Reserve System (as now and from time to time hereafter in effect) or for any purpose which violates the provisions of the Regulations of such Board of Governors. At Bank's request from time to time, Borrower will furnish to Bank a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

                  4.16 No Reportable Event or "accumulated funding deficiency" (within the meaning of Section 302 of ERISA) whether or not waived has occurred during the immediately preceding six-year period prior to the date on which this representation is made or deemed made with respect to any Plan which could reasonably be expected to have a material adverse effect on the financial condition or results of operations of Collateral Parties (or any one of them), and each Plan has complied and has been administered in accordance with the applicable provisions of ERISA and the Code. The present value of all accrued benefits under each Plan (based on those assumptions used to fund the Plans as determined pursuant to Section 302(c)(3)(A) of ERISA) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. No Collateral Party or any Commonly Controlled Entity has during the immediately preceding six-year period had a complete or partial withdrawal from any Multiemployer Plan, and no Collateral Party or any Commonly Controlled Entity is a party to or participant in any Multiemployer Plan. No Collateral Party or any Commonly Controlled Entity provides post retirement benefits to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA).

                  4.17 None of the Collateral Parties is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. None of the Collateral Parties is subject to regulation under any federal or state statute or other requirement of law which restricts its ability to incur Indebtedness.

                  4.18 Except as described in Section 4.4, none of the Collateral Parties has an equity or other ownership interest in any Person.

                  4.19 None of the Collateral Parties is subject to any collective bargaining agreement with respect to any employees, nor does any of the Collateral Parties have any duty to bargain with any collective bargaining unit with respect to any employees. There are no strikes pending or threatened against any Collateral Party, and the hours worked and payments made to employees of each of the Collateral Parties are not in violation of the Fair Labor Standards Act or any other applicable requirement of law. All material payments due from any Collateral Party, or for which any claim may be made against any Collateral Party, on account of wages and employee health and welfare insurance and other benefits have been paid or accrued as a liability on the books of Collateral Parties and are reflected in the Audited Financials.

                  4.20 None of the Collateral Parties is in violation of any applicable Environmental Law and no Hazardous Material is located on any real property owned, leased or operated by any Collateral Party in violation of applicable Environmental Law or has been discharged from or to, or penetrated into, any real property (or surface or subsurface rivers or streams crossing or adjoining any real property) owned, leased or operated by any Collateral Party or the aquifer underlying any real property owned, leased or operated by any Collateral Party, which in any case could result in any liability to Collateral Parties (or any one or more of them) or any Environmental Claim against Collateral Parties (or any one or more of them).

                  4.21 Each of the Collateral Parties possesses adequate licenses, patents, patent applications, copyrights, service marks, trademarks and trade names to conduct its operations and business as heretofore conducted and as intended to be hereafter conducted and all such items are, and will continue to be, owned by Collateral Parties free and clear of conflicting claims or uses of any other Person. Schedule 4.21 attached hereto sets forth a true and complete list of all registered or filed licenses, patents, patent applications, copyrights, service marks, trademarks, trade names and other intellectual property, identifying with respect to each such item (i) the date of grant or filing (as applicable), (ii) the date of expiration, (iii) the owner, (iv) the filing or registration number, and (v) the jurisdiction where filed or registered.

                  4.22 On and as of the date of this Agreement and at all times thereafter, each of the Collateral Parties will have capital sufficient to carry on its business and transactions and all businesses and transactions in which it is about to engage and will be solvent and able to pay its debts as they mature, and each of the Collateral Parties will own property, the fair saleable value of which is greater than the amount required to pay each such Collateral Party's Indebtedness and other liabilities as they mature.

                  4.23 No factual information contained herein, in any of the other Loan Documents or in any report, financial statement or schedule prepared by or furnished in writing by or on behalf of Collateral Parties (or any one or more of them) to Bank contained, contains or will on the date of delivery contain any material misstatement of fact, or omitted, omits or will on the date of delivery omit to state any material fact necessary to make the statements therein not misleading. All projections, budgets, plans, forecasts or other prospective information prepared or to be prepared by or on behalf of Borrower for Bank have been or will be prepared on the basis of assumptions believed by Borrower in good faith to be reasonable as of the date of preparation of such projections, budgets, plans, forecasts and other prospective information.

                  4.24 Except for an existing default in the Indebtedness described in Section 2.7 of this Agreement, the execution and delivery of this agreement and the performance of the Borrower's obligations hereunder will not cause an event of default under the Zaring Homes Credit Agreement or any other agreements between the Borrower and any other party.

                  4.25 The foregoing representations and warranties are made by Borrower with the knowledge and intention that Bank will rely thereon, and shall survive the execution and delivery of this Agreement and the making of all Loan hereunder, and shall be deemed to be made on the date hereof and at the time of each advance of Loan proceeds hereunder.

                  4.26 All significant date-sensitive hardware, software, processes, procedures, interfaces and operating systems and core business functions (jointly referred to as the "Systems") used within each of the Collateral Party's operations contain acceptable design and performance specifications so that such Systems will not abruptly end or provide invalid or incorrect results with respect to the period on or after January 1, 2000 or during the operation of its business on or after January 1, 2000. All such significant Systems have been designed to ensure Year 2000 compatibility, including but not limited to data century recognition, calculations that accommodate same century and multi-century formulas and date values, and date data interface values that reflect the century and which include Year 2000 leap year calculations.

                  4.27 Each of the Collateral Parties has used reasonable efforts to confirm with its material suppliers that all significant date-sensitive hardware, software, processes, procedures, interfaces and operating systems used within the supplier's operations contain acceptable design and performance specification so that such systems will not abruptly end or provide invalid or incorrect results with respect to the period on or after January 1, 2000 or during the operation of any Collateral Party's business on or after January 1, 2000 and that all such systems have been designed to ensure Year 2000 compatibility, including but not limited to: date data century recognition, calculations that accommodate same century and multi-century formulas and date values, and date data interface values that reflect the century and which include Year 2000 leap year calculations.

                  5. Affirmative Covenants. Borrower covenants and agrees that until all of the Obligations have been paid in full and this Agreement has been terminated, unless Bank shall otherwise consent in writing, it shall, and shall cause each of the other Collateral Parties to:

                  5.1 Maintain complete and accurate books of account and records pertaining to the Collateral and the operations of Collateral Parties, and all such books of account and records shall be kept and maintained at the places of business specified in Section 4.12. Collateral Parties shall not move such books of account and records or change chief executive offices or principal places of business or the location of Collateral Parties' other offices or the location of any Collateral without giving Bank at least 30 days prior written notice. Prior to moving any of such books of account and records or changing the location of offices or any Collateral, Collateral Parties shall execute and deliver to Bank financing statements reasonably satisfactory to Bank. All such books of account and records and all financial statements and reports furnished to Bank shall be maintained and prepared in accordance with GAAP applied on a basis consistent with prior periods.

                  5.2 Grant Bank, and its representatives, full and complete access to the Collateral to all books of account, records, correspondence and other papers relating to the Collateral, during normal business hours and the right to inspect, examine, verify and make abstracts from the copies of such books of account, records, correspondence and other papers, and to investigate such other records, activities and business of Collateral Parties as they may reasonably deem necessary or appropriate at the time.

                  5.3 From time to time as Bank may require, deliver to Bank copies of debtor's invoices, franchise agreements, license agreements, management agreements and such other schedules and information as Bank may reasonably request. The items to be provided under this Section 5.3 are to be prepared and delivered to Bank from time to time solely for Bank's convenience in maintaining records of the Collateral and Collateral Parties' failure to give any of such items to Bank shall not affect, terminate, modify or otherwise limit Bank's security interest.

                  5.4 Deliver to Bank:

                           (a) As soon as available, but in any event not more
than 90 days after the close of each fiscal year of Borrower, or within such further time as Bank may permit, audited financial statements for Borrower, Zaring Homes, Zaring Financial Services, Homemax, Inc. and other related entities, including consolidated and consolidating balance sheets and related profit and loss statements, prepared in accordance with GAAP and audited by an independent certified public accountants reasonably acceptable to Bank, who shall give their unqualified opinion with respect thereto; and

                           (b) As soon as available, but in any event not more
than 30 days after the end of each calendar month and each calendar quarter, or within such further time as bank may permit, consolidated and consolidating financial statements for Borrower, Zaring Homes, Zaring Financial Services, Homemax, Inc. and other related entities, including the consolidated financial statements of Borrower, prepared in accordance with GAAP.

                  5.5 Deliver to Bank:

                           (a) Concurrently with the delivery of the financial
statements referred to in Section 5.4(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor, no knowledge was obtained of any Event of Default, except as specified in such certificate;

                           (b) Concurrently with the delivery of the financial
statements referred to in Sections 5.4(a) and (b), a Compliance Certificate in the form of Exhibit E hereto, duly completed and executed by the Chief Financial Officer of Borrower (a "Compliance Certificate"); and

                  5.6 Furnish to Bank such other financial and business information and reports in form and substance satisfactory to Bank promptly upon Bank's request therefor.

                  5.7 (a) Maintain its existence in good standing; (b) Make no change in the nature or character of its business or engage in any business which is, in Bank's reasonable judgement, materially different than the business in which it is engaged on the date of this Agreement; (c) Maintain and keep in full force and effect all licenses and permits necessary to the proper conduct of its business, and (d) At the request of Bank, qualify as a foreign Person and obtain all requisite licenses and permits in each state (other than the state of its formation) where it does business.

                  5.8 Give prompt notice in writing to Bank of any Event of Default hereunder, or of any condition which with the passage of time or the giving of notice or both could give rise to an Event of Default, and of any development, financial or otherwise, which could materially adversely affect the business, properties or affairs of any Collateral Party to perform its obligations under any of the Loan Documents.

                  5.9 Pay all taxes, assessments or governmental charges lawfully levied or imposed on or against it and its properties prior to the date when such taxes, assessments or charges shall become delinquent, unless the validity thereof is being contested in good faith through proper proceedings, Bank has received prior written notice of such contest, and, if requested by Bank, a bond or other security or cash reserve in an amount required by Bank, in Bank's reasonable discretion, is maintained against the payment thereof.

                  5.10 Immediately upon learning thereof, report to Bank any material claim or dispute asserted against any Collateral Party by any debtor or other Person, and any other matters affecting the value and enforceability or collectibility of any of the Borrower Collateral. In addition, Borrower shall, and shall cause all Collateral Parties to, at their sole cost and expense (including attorney's fees), settle any and all such claims and disputes and indemnity and protect Bank against any liability, loss or expense arising therefrom.

                  5.11 Defend the Borrower Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein and pay all costs and expenses (including attorneys' fees) incurred in connection with such defense.

                  5.12 At the reasonable request of Bank, execute and deliver such financing statements, documents and instruments, and perform all other acts as Bank deems necessary or desirable, to carry out and perform the intent and purpose of this Agreement, and pay, upon demand, all expenses (including attorneys' fees) incurred by Bank in connection therewith. A photocopy of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

                  5.13 Maintain a ratio of Consolidated Cash Flow From Operations to Consolidated Fixed Charges of not less than the minimum ratio of such items established and in effect for the period ending December 31, 1999 under the Zaring Homes Credit Agreement, measured annually at December 31 of each year on an annual basis.

                  5.14 Comply in all material respects with all applicable laws, rules, regulations and orders, non-compliance with which may materially adversely affect (i) the financial condition or operations of any Collateral Party, or (ii) the ability of Collateral Party to perform its obligations under any of the Loan Documents.

                  5.15 Maintain a minimum Consolidated Tangible Net Worth of Forty Million Dollars ($40,000,000.00) plus an amount not less than zero equal to one hundred percent (100%) of aggregate cumulative net earnings (determined in accordance with GAAP) of Borrower and its consolidated Subsidiaries after December 31, 1998, measured quarterly; provided, however, that First Cincinnati Land LLC and First Cincinnati Leasing LLC shall be excluded from the calculation of the covenants set forth in this Section 5.16.

                  5.16 Provide Bank with its Annual Business Plan/Cash Flow Projection on both a consolidated and consolidating basis for the one-year period commencing on each January 1 prior to the commencement of the period covered thereby.

                  5.17 Deposit in a safety deposit box at the Bank all capital stock of Homemax, Inc. owned by Borrower, with control of access to such safety deposit box to be retained by the Bank.

                  5.18 Cause Homemax, Inc. to make payments of principal and interest on the Senior Subordinated Note directly to Bank, and cause American Homestar Corporation to make payments on the Investor Note directly to Bank.

                  5.19 Obtain the AHC Consent within 60 days after the date of this Agreement.

                  5.20 Exercise the Put prior to the end of the Put/Call Period.

                  5.21 Pay to Bank the $75,000 balance of the $150,000 closing fee on or before the first annual anniversary of the date of this Agreement.

                  6. Negative Covenants. Borrower covenants and agrees that until the Obligations have been paid in full and this Agreement has been terminated, unless Bank shall consent in advance in writing, it shall not and shall not permit any of the other Collateral Parties to:

                  6.1 Discontinue its business, sell, transfer, assign or otherwise dispose of, or transfer, whether by sale, merger, consolidation, liquidation, dissolution or otherwise, any of the Borrower Collateral; provided, however, that it may sell in the ordinary course of business and for a full consideration in money or money's worth, any product, merchandise or service produced, marketed or furnished by it.

                  6.2 Except as permitted in Section 3.1, pledge, grant or suffer to exist a security interest, lien, mortgage or other encumbrance on any of the Borrower Collateral to any Person other than Bank, or permit any lien, encumbrance or security interest to attach to any of the Borrower Collateral, except in favor of Bank and except Permitted Liens.

                  6.3 Endorse, guarantee or become surety for the obligations of any Person (except obligations payable to Bank), except for the Obligations and except that Collateral Parties may endorse checks and negotiable instruments for collection or deposit in the ordinary course of business.

                  6.4 Make any loans, investments, dividends or extensions of credit or other such uses of funds to any Person, other than the extension of credit in the ordinary course of business, except that each Collateral Party shall be permitted to make unsecured loans and extensions of credit to other Collateral Parties and their Affiliates so long as any note or other document evidencing such loans or extensions of credit are pledged and delivered to Bank (together with any endorsements requested by Bank) to secure the Obligations.

                  6.5 Amend, modify, supplement, waive any rights under or otherwise change the Securities Purchase Agreement, the Securityholders Agreement or any note or other instrument evidencing or securing the Borrower Collateral, including but not limited to terms and conditions of the Senior Subordinated Note and Investor Note.

                  6.6 Permit the ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth to exceed 2.75 to 1.0, measured quarterly; provided, however, that First Cincinnati Land LLC and First Cincinnati Leasing LLC shall be excluded from the calculation of the covenants set forth in this
Section 6.6.

                  6.7 Permit the Net Book Value to be less than $14,000,000, measured quarterly.

                  7. Conditions Precedent. The agreement of Bank to make the Loan is subject to the satisfaction, prior to or concurrently with the making of such Loan, of each of the following conditions precedent.

                  7.1 Bank shall have received the following, each of which shall be acceptable in form and substance to Bank:

                           7.1.1 The Note, executed and delivered to Bank by a duly authorized officer of Borrower;

                           7.1.2 The Guaranty, executed and delivered to Bank by a duly authorized officer of Guarantor;

                           7.1.3 The Collateral Note Assignment, duly executed and delivered to Bank by Borrower, together with (i) evidence satisfactory to Bank that all action necessary to perfect the pledge and security interests granted by thereby shall have been taken, and (ii) the original Pledged Notes, duly endorsed to Bank or accompanied by an assignment separate from the notes duly executed and delivered to Bank by a duly authorized officer of Borrower;

                           7.1.4 The executed legal opinion of Frost & Jacobs LLP, counsel to Collateral Parties, substantially in the form of Exhibit F;

                           7.1.5 A copy of the resolutions, in form and substance satisfactory to Bank, of the Board of Directors of each Collateral Party authorizing (i) the execution, delivery and performance of the Loan Documents to which it is a party, (ii) the Indebtedness contemplated by such Loan Documents and
                                    (iii) the granting by such Collateral Party of the security interests pursuant to such Loan Documents, certified, in each case, by the Secretary or other custodian of the official records of such Collateral Party as of the date hereof which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and shall be in form and substance satisfactory to Bank;

                           7.1.6 A certificate of the Secretary of each Collateral Party dated the date hereof as to the incumbency and signature of the respective officers executing each Loan Document together with satisfactory evidence of the incumbency of each such Secretary;

                           7.1.7 Correct and complete copies of (i) the Certificate/Articles of Incorporation or other formation document of each Collateral Party certified as correct and complete by the Secretary or other custodian of the official records of such Collateral Party and the Secretary of State of the State of its incorporation and (ii) the Bylaws/Regulations or other charter documents of each Collateral Party certified as correct and complete by the Secretary or other custodian of the official records of each such Collateral Party;

                           7.1.8 A Certificate of Good Standing of each Collateral Party from the secretary of State of its state of organization and from all other jurisdictions in which it owns or leases property or conducts business, each of which shall be dated as of a recent date;

                           7.1.9    A $75,000 installment of the $150,000
                                    closing fee; and

                           7.1.10 Payment and/or reimbursement of Bank's out-of-pocket expenses and expenses incurred by Bank in connection with the financing of the transaction set forth in this agreement, the reasonable fees and expenses of Bank's counsel, and all UCC search, filing, recording costs and other costs connected with the perfection of the Bank's security interest granted herein.


                  7.2 Bank shall have received satisfactory lien and judgment searches with respect to each of the Collateral Parties showing only such matters as are acceptable to Bank, in its sole discretion.

                  7.3 Collateral Parties shall have provided such documents, instruments and information, executed such agreements and certificates and generally taken such actions as Bank, in its sole discretion, may reasonably request.


                  8. One General Obligation.

                  8.1 Cross Collateral. All Loan and advances by Bank to Borrower under this Agreement, the other Loan Documents and all other agreements constitute one loan, and all Indebtedness and Obligations of Borrower to Bank under this Agreement, the other Loan Documents and all other agreements, present and future, constitute one general obligation secured by the Collateral, and other security held and to be held by Bank hereunder and by virtue of all other assignments and security agreements between Borrower and Bank now and hereafter existing. It is expressly understood and agreed that all of the rights of Bank contained in this Agreement shall likewise apply insofar as applicable to any modification of or supplement to this Agreement, any of the other Loan Documents and to any other agreements, present and future, between Bank and Borrower.

                  8.2      Collateral Party Agreements.

                           8.2.1 Obligations Unconditional. The obligations of
                  each Collateral Party under the Loan Documents shall be unconditional, irrespective of (i) the validity or enforceability against Collateral Parties (or any one or more of them) of any of the Loan Documents, (ii) the absence of any attempt to collect from any of the other Collateral Parties or other action to enforce the same, (iii) the waiver or consent by Bank with respect to any provision of any Loan Document or any other agreement now or hereafter executed by any of the other Collateral Parties and delivered to Bank, (iv) failure by Bank to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or Collateral for the Obligations, (v) Bank's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any of the other Collateral Parties (or any one or more of them), as debtor-in-possession, under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of Bank's claim(s) for repayment under

                  Section 502 of the Bankruptcy Code, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense.

                           8.2.2 Diligence, Presentment, Etc. Borrower hereby
                  waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of any of the other Collateral Parties, protest or notice with respect to any amounts due hereunder and all demands whatsoever, and covenants that Borrower will not be discharged, except by complete performance and payment of all amounts due hereunder and under all other Loan Documents. Upon any Event of Default, Bank may, at its sole election, proceed directly and at once, without notice, against Borrower or any of the other Collateral Parties to collect and recover the full amount of the Obligations or any portion thereof, without first proceeding against any security or Collateral. Bank shall have the exclusive right to determine the application of payments and credits, if any, from Collateral Parties (or any one of them), or from any other Person on account of any amounts due hereunder or of any other liability of Collateral Parties (or any one of them) to Bank.

                           8.2.3 Amendments. Bank is hereby authorized, without
                  notice or demand and without affecting the liability of Borrower hereunder, to, from time to time, (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations (or any portion thereof), or otherwise modify, amend or change the terms of the Note, any other Loan Document, or any promissory note or other agreement, document or instrument now or hereafter executed by any Collateral Parties (or any one or more of them) and delivered to Bank; (ii) accept partial payments on the Obligations; (iii) take and hold security or Collateral for the Obligations of Borrower hereunder, or any other Obligations or other liabilities of Collateral Parties (or any one or more of them) to Bank and exchange, enforce, waive and release any such security or Collateral; (iv) apply such security or Collateral and direct the order or manner of sale thereof as in its sole discretion it may determine; and (v) settle, release, compromise, collect or otherwise liquidate the Obligations and any security or Collateral therefor in any manner, in each case without affecting or impairing the obligations of Borrower hereunder or under any other Loan Document.

                           8.2.4 Offset. At any time after maturity of the
                  Obligations, Bank may, in its sole discretion, without notice to Borrower and regardless of the acceptance of any security or Collateral for the payment hereof, appropriate and apply toward the payment of the Obligations (i) any Indebtedness due or to become due from Bank to Borrower, and (ii) any moneys, credits, deposits, account balances or other property belonging to Borrower, now existing or at any time held by or coming into the possession of Bank or any affiliate of Bank.

                           8.2.5 Assumption of Risk. Borrower hereby assumes
                  responsibility for keeping itself informed of the financial condition of all other Collateral Parties, and any and all indorsers and/or other guarantors of any instrument or document evidencing all or any part of the Obligations and of all other circumstances bearing upon the risk of nonpayment or performance of the Obligations or any part thereof that diligent inquiry would reveal, and Borrower hereby agrees that Bank shall have no duty to advise Borrower of information known to Bank regarding such condition or any such circumstances. In the event Bank, in its sole discretion, undertakes at any time or from time to time to provide any such information to Borrower, Bank shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Bank wishes to maintain confidential, or (iii) to make any other or future disclosures of such information or any other information to Borrower.

                           8.2.6 Marshalling and Reinstatements. Borrower
                  consents and agrees that Bank shall be under no obligation to marshall any assets in favor of any Collateral Party or against or in payment of any or all of the Obligations. Borrower further agrees that, to the extent that any Collateral Party makes a payment or payments to Bank, or Bank receives any proceeds of Collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to any Collateral Party, its estate, trustee, receiver or any other party under the Bankruptcy Code or any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligations or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

                           8.2.7 Waiver of Subrogation. Except for the limited
                  purposes described in Section 8.2.8 below, until the Obligations are fully and finally paid and satisfied, Borrower will not attempt to exercise in any way, and hereby subordinates any (i) rights which it might otherwise have had or acquired against Bank or any other Collateral Party or any other party by way of subrogation or otherwise because of any payment made by any Borrower hereunder or otherwise, (ii) right to enforce any remedy which Bank now has or may hereafter have against any other Collateral Party, any indorser or any guarantor of all or any part of the Obligations, and (iii) any benefit of, and any right to participate in, any security or Collateral given to Bank to secure payment of the Obligations or any other liability of Collateral Parties to Bank; Borrower further agrees that any and all claims Borrower against any other Collateral Party, any indorser or any other guarantor of all or any part of the Obligations, or against any of their respective properties, whether arising by reason of any payment by any Borrower to Bank pursuant to the provisions hereof, or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, of all principal and interest, all reasonable costs of collection (including, but not by way of limitation, attorneys' fees) and any other liabilities or obligations owing to Bank which constitute the Obligations or may arise either with respect to or on any Loan Document. Borrower also waives all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance hereof. Borrower further waives all notices of the existence, creation or incurring of new or additional Indebtedness, arising either from additional loans extended to any Collateral Party or otherwise, and also waive all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Obligations is due, notices of any and all proceedings to collect from any Collateral Party or other indorser or any guarantor of all or any part of the Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any Collateral or other security given to Bank to secure payment of the Obligations.

                           8.2.8 Prevention of Insolvency. It is the intent of
                  Borrower that the obligations of each Collateral Party under the Loan Documents not be subject to challenge on any basis. Accordingly, as of the date hereof, the liability of Borrower hereunder and under all other Loan Documents, together with all of its other liabilities, debts, claims and Indebtedness to all persons as of the date hereof and as of any other date on which a transfer is deemed to occur by virtue of the Loan Documents, whether fixed or contingent (collectively the "Dated Liabilities") is, and is to be, less than the present fair salable value of all of its assets, and, if different, the fair valuation of all of its assets, as of such corresponding date (as the case may be "Dated Assets"), and Borrower has, and shall have, on the date hereof and on any other date on which a transfer is deemed to have occurred by virtue of the Loan Documents, Dated Assets in an amount sufficient to pay its Dated Liabilities as they become absolute and matured. To this end, Borrower grants to and recognizes in each other Collateral Party rights of subrogation and contribution in the amount, if any, necessary to cause the statements in the preceding sentence to be and remain true. In determining the value of the Dated Assets and the Dated Liabilities, it is understood that Borrower will take into consideration its respective rights to subrogation and contribution against the other Collateral Parties. It is a material objective of this Section 8.2.8 that Borrower recognize rights of subrogation and contribution rather than be deemed to be insolvent (or in contemplation thereof). Notwithstanding anything in this Section 8.2.8 to the contrary, the agreements in this Section 8.2.8 are to establish the relative rights of contribution of the Collateral Parties and shall not modify the joint and several and primary nature of the obligations of Borrower owed to the Bank or impair the right of the Bank to hold Borrower liable for payment of the full amount of the Obligations.

                           8.2.9 Joint and Several Obligations. The obligations
                  and undertakings of Borrower shall be joint, several, and primary and shall be binding upon their respective successors and assigns, and shall inure to the benefit of Bank and its successors and assigns. Borrower shall be or be deemed to be an accommodation party with respect to the Obligations. All references herein to Borrower shall be deemed to include Borrower and its successors and assigns, including, without limitation, a receiver, trustee or debtor in possession of or for Borrower. All references to the singular shall be deemed to include the plural where the context so requires.

                           8.2.10 Agent for Collateral Parties. For purposes of
                  making extensions of credit, rendering statements, receiving requests from, or otherwise communicating with Collateral Parties, or in the Bank's administration of this loan transaction, Collateral Parties have appointed Borrower as their agent and have authorized Bank to deal with Borrower exclusively, and any act done or omitted or any document, certificate, or instrument executed or delivered by Borrower for Collateral Parties, or any one of them, will be binding upon each Collateral Party. Borrower hereby accepts such appointment and agrees to act and serve as agent for the Collateral Parties as contemplated herein.

                           8.2.11 Dependency and Benefits. To induce Bank to
                  make the Loan to Borrower in the manner set forth herein, Borrower hereby represents, warrants, covenants and states to Bank that: (i) Collateral Parties are dependent on each other for their strategic management, operations, financing, and general administrative services; (ii) Collateral Parties desire to utilize their borrowing potential on a consolidated basis, to the extent(s) possible as if they were merged into a single corporate entity and, consistent with realizing such potential, to make available to Bank security commensurate with the amount and nature of their aggregate borrowings;
                  (iii) Collateral Parties (and each of them) have determined that they will benefit specifically and materially from the advances of credit contemplated hereby; and (iv) Collateral Parties have requested and bargained for the structure and terms of and security for the advances contemplated hereby.

                  9. Events of Default and Remedies.

                  9.1 The following shall constitute Events of Default under this Agreement, it being agreed that time is of the essence hereof: (a) failure of Collateral Parties (or any one or more of them) to pay when due any of the Obligations; (b) failure of Zaring Homes, Inc., Zaring Financial Services LLC, Cincinnati Land Co. and any other related entity of Borrower to pay when due any obligation which exists or shall exist to Bank; (c) failure of American Homestar Corporation or HomeMax, Inc. to pay when due any principal or interest under the promissory notes to Borrower which constitute the Borrower Collateral; (d) any default under the Floor Plan Facility dated February 19, 1998 between HomeMax, Inc. and Nationsbank, N.A.; (e) failure of Collateral Parties (or any one or more of them) to observe or perform any covenant contained in any of the other Loan Documents or in any agreement between Collateral Parties (or any one or more of them) and Bank; (f) discovery that any representation or warranty at any time made by Collateral Parties (or any one or more of them) to Bank in any of the Loan Documents or in any other agreement between Collateral Parties (or any one or more of them) and Bank, or in any document or instrument delivered to Bank pursuant to any such Loan Document or agreement is, or becomes, untrue or misleading in any material respect; (g) acceleration of the maturity of any of the Obligations; (h) any misrepresentation by Collateral Parties (or any one or more of them), orally or in writing, to Bank for the purpose of obtaining credit or an extension of credit; (i) failure of any Collateral Party, after request by Bank, to furnish financial information or to permit the inspection of its books of account and records; (j) suspension by any Collateral Party of the operation of its present business, or the insolvency of any Collateral Party or the inability of any Collateral Party to meet its debts as they mature, or its admission in writing to such effect, or its calling any meeting of all or any of its creditors or committing any act of bankruptcy, or the filing by or against any Collateral Party of any petition under any provision of Bankruptcy Act, as amended, or the entry of any judgment or judgements in an amount of in excess of $50,000 (in the aggregate for all such judgments) against Collateral Parties (or any one or more of them); (k) loss, theft, damage, destruction or encumbrance of any of the Collateral, or any encumbrance, levy, seizure or attachment of any of the Collateral; (l) (i) any Person or entity shall engage in any nonexempt "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the code) involving any Plan,
(ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Single Employer Plan,
(iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of Bank, likely to result in the termination of such Single Employer Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) any Collateral Party or any Commonly Controlled Entity shall, or in the opinion of Bank is likely to, incur any liability in connection with a withdrawal from, or the insolvency or reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist, with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could be reasonably expected to have a material adverse effect on the assets, liabilities, business, condition (financial or otherwise) or prospects of any Collateral Party; and (m) any Collateral Party denies its obligation with respect to all or any portion of the Obligations or attempts to limit or terminate its obligation with respect to all or any portion of the Obligations, including future Loan advances. If an Event of Default occurs under paragraphs (a), (b), (c), (d) or (e) of this Section 9.1, the Borrower shall have ten (10) business days in which to cure such Event of Default.

                  9.2 Upon the occurrence of an Event of Default described in
Section 9.1, or at any time in the sole discretion of Bank if the Loan is due on demand, Bank at its option may: (a) declare the Obligations immediately due and payable, without presentment, notice, protest or demand of any kind for the payment of all or any part of the Obligations (all of which are expressly waived by Borrower) and exercise all of its rights and remedies against Borrower and any Collateral provided herein, in any other Loan Document or in any other agreement between Collateral Parties (or any one or more of them) and Bank and
(b) exercise all rights granted to a secured party under the Ohio Uniform Commercial Code or otherwise.

                  9.3 Bank shall have the right to apply the proceeds of any disposition of the Collateral to the payment of the Obligations in such order of application as Bank may, in its sole discretion, elect.

                  9.4 The rights, options and remedies of Bank shall be cumulative and no failure or delay by Bank in exercising any right, option or remedy shall be deemed a waiver thereof or of any other right, option or remedy, or waiver of any Event of Default hereunder, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. Bank shall not be deemed to have waived any of Bank's rights hereunder or under any other agreement, instrument or paper signed by Borrower unless such waiver be in writing and signed by Bank.

                  10. Miscellaneous

                  10.1 Governing Law; Jurisdiction and Venue. The provisions of this Agreement shall be governed by and interpreted in accordance with the laws of the State of Ohio. Bank and Borrower hereby designate all courts of record sitting in Cincinnati, Ohio, both state and federal, as the exclusive forums where any action, suit or proceeding in respect of or arising out of this Agreement or the transactions contemplated by this Agreement may be prosecuted as to all parties, their successors and assigns, and by the foregoing designation Bank and Borrower consent to the jurisdiction and venue of such courts.

                  10.2 WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO EXTEND CREDIT TO BORROWER, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, BORROWER HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO THIS AGREEMENT OR ARISING IN ANY WAY FROM THE OBLIGATIONS.

                  10.3 Other Waivers. Borrower waives notice of nonpayment, demand, notice of demand, presentment, protest and notice of protest with respect to the Obligations, or notice of acceptance hereof, notice of Loan made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

                  10.4 Collection Costs. All reasonable costs and expenses incurred by Bank to obtain, enforce or preserve the security interests granted by this Agreement and to collect the Obligations, including, without limitation, stationery and postage, telephone and telegraph, secretarial and clerical expenses, the fees or salaries of any collection agents utilized, all costs to maintain and preserve the Collateral and all attorneys' fees and legal expenses incurred in obtaining or enforcing payment of any of the Obligations or foreclosing Bank's security interest in any of the Collateral, whether through judicial proceedings or otherwise, or in enforcing or protecting its rights and interests under this Agreement, under any Loan Document or under any other instrument or document delivered pursuant hereto, or in protecting the rights of any holder or holders with respect thereto, or in defending or prosecuting any actions or proceedings arising out of or relating to Bank's transactions with Borrower, shall be paid by Borrower to Bank, upon demand, or, at Bank's election, charged to Borrower's account and added to the Obligations, and Bank may take judgment against Borrower for all such costs, expense and fees in addition to all other amounts due from Borrower hereunder.

                  10.5 Expenses. Borrower shall reimburse Bank for all reasonable out-of-pocket costs and expenses incurred by Bank in connection with the preparation, negotiation, closing, enforcement and amendment of this Agreement and all other Loan Documents and the making of the Loan hereunder, including the reasonable fees and expenses of Bank's counsel, and for all UCC search, filing, recording and other costs connected with the perfection of Bank's security interest in the Collateral.

                  10.6 Notices. All notices, requests, directions, demands, waivers and other communications provided for herein shall be in writing and shall be deemed to have been given or made when delivered personally or sent by registered or certified mail, postage prepaid and return receipt requested, addressed to Borrower or Bank, as the case may be, at their respective addresses set forth at the beginning of this Agreement. Notices of changes of address shall be given in the same manner.

                  10.7 Severability. Any provision of this Agreement which is prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  10.8 Entire Agreement, Modification, Benefit. This Agreement shall constitute the entire agreement of the parties and no provision of this Agreement, including the provisions of this Section 10.8, may be modified, deleted or amended in any manner except by agreement in writing executed by the parties. All terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, provided, however, that Borrower shall not assign or transfer its rights hereunder.

                  10.9 Construction. All references in this Agreement to the single number and neuter gender shall be deemed to mean and include the plural number and all genders, and vice versa, unless the context shall otherwise require.

                  10.10 Headings. The underlined headings contained herein are for convenience only and shall not affect the interpretation of this Agreement.

                  10.11 Counterparts. This Agreement may be executed in more than one counterpart, each of which shall be deemed an original.

                  IN WITNESS WHEREOF, Borrower, by its duly authorized officer, and the Bank, by its duly authorized officer, have executed this Agreement in the City of Cincinnati, County of Hamilton, State of Ohio, as of the date and year first above written.


THE PROVIDENT BANK                                  ZARING NATIONAL CORPORATION



By:_________________________                        By:_________________________
Name:_______________________                        Name:_______________________
Title:______________________                        Title:______________________

                                    EXHIBIT A

                              TERM PROMISSORY NOTE

                                                                Cincinnati, Ohio
$15,000,000.00                                                  March 31, 1999


                  The undersigned, for value received, hereby promises to pay to the order of THE PROVIDENT BANK, its successors or assigns (the "Bank"), the sum of FIFTEEN MILLION DOLLARS ($15,000,000.00), which amount was loaned to the undersigned pursuant to the provisions of the Loan and Security Agreement between the undersigned and the Bank dated March 31, 1999 (as the same may hereafter be amended and modified from time to time, the "Loan Agreement"), together with interest thereon at the Prime TL Rate (as hereinafter defined) per annum until maturity. Upon the occurrence of any Event of Default (as defined in the Loan Agreement) and for so long thereafter as such Event of Default continues, this Note shall bear interest at a rate 4% per annum greater than the Prime TL Rate (the "Default Rate"). Interest on this Note will be calculated on the basis of the actual number of days elapsed over an assumed year consisting of 360 days.

                  For purposes of this Note, the following capitalized terms, when used herein, shall have the indicated meanings:

                           Prime TL Rate shall mean, as of any date, the Prime
                  Rate (as in effect from time to time), plus one percent (1%). The Prime TL Rate shall change each time and as of the date of change of the Prime Rate.

                           Prime Rate shall mean that annual percentage rate of
                  interest which is established by Bank from time to time as its prime rate, whether or not such rate is publicly announced, which provides a base to which loan rates may be referenced. The Prime Rate is not necessarily the lowest lending rate of Bank.

                  Capitalized terms used in this Note and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

                  Interest on this Note shall be due and payable monthly in arrears commencing on May 1, 1999 and on or before the first day of each calendar month thereafter, and on the date this Note is due (whether by maturity, acceleration or otherwise).

                  The entire outstanding principal and all remaining accrued interest on this Note and all other charges payable pursuant to the Loan Agreement shall be due and payable in full on or before the earlier of (as the case may be, the "Maturity Date") (a) the thirty nine (39) month anniversary of the Closing Date or (b) ninety (90) days following the exercise of the Put or the Call pursuant to the Securityholders Agreement, or the earlier date upon which the proceeds of the Put or Call transaction are received by Borrower.

                  Except as set forth in the proviso to this sentence, the principal amount of this Note may be prepaid in whole or in part, at any time and from time to time, provided, however, that there shall be a three percent (3%) prepayment fee for any prepayment in whole or in part from funds generated outside of the terms of the Securities Purchase Agreement.

                  In addition to the payments required by the next two sentences of this paragraph, the undersigned shall make three mandatory annual payments of the principal amount of this Note, each of which payments shall be in the amount of $1,470,392 and shall be due and payable on or before each of March 15, 2000, March 15, 2001 and March 15, 2002. In addition to the payments required by the immediately preceding sentence or by the last sentence of this paragraph, in the event there is Positive Cash Flow for any two consecutive full calendar quarters, within 45 days after the end of the second of such two calendar quarters the undersigned shall make a principal payment to Bank in an amount equal to the aggregate Positive Cash Flow for such two calendar quarters, and thereafter the undersigned shall make principal payments to Bank within 45 days after the end of each calendar quarter in an amount equal to the cumulative Positive Cash Flow (if any) for the most recently ended calendar quarter (the "Positive Cash Flow Payments") until the aggregate amount of Positive Cash Flow Payments made by the undersigned to Bank equals or exceeds Four Million Dollars ($4,000,000.00); provided, however, that if the HomeMax Cash Flow for any quarter after the first two consecutive quarters of Positive Cash Flow is less than zero (the "Negative Quarter"), no Positive Cash Flow Payments shall be required until the end of the next succeeding quarter during which the cumulative HomeMax Cash Flow since the beginning of the Negative Quarter is greater than zero. In addition to the payments required by the first two sentences of this paragraph, the undersigned shall make further payments to Bank of the proceeds realized from the exercise of the Put or the Call pursuant to the Securityholders Agreement to the extent necessary to result in the payment in full of the principal and all remaining accrued interest on this Note and all other charges payable pursuant to the Loan Agreement.

                  If any payment of principal or interest is not paid on the date due, or if the undersigned shall otherwise be in default in the performance of any obligations hereunder, under the Loan Agreement or under any of the other Loan Documents, the Bank, at its option, may charge and collect, or add to the unpaid principal balance hereof, a late charge of up to $250.00 for each such delinquency to cover the extra expense incident to handling delinquent accounts, and/or increase the interest rate on the unpaid principal and interest hereof to the Default Rate.

                  If any payment of principal or interest is not paid on the date due, or if any other Event of Default as described in the Loan Agreement shall occur, this Note shall, at the option of the Bank, become immediately due and payable, without demand or notice, and the Bank may exercise all rights and remedies provided herein, in the Loan Agreement or in the other Loan Documents or otherwise available at law or in equity; provided, however, that upon the occurrence of an Event of Default as described in Section 9.1(j) of the Loan Agreement, this Note shall, without demand or notice, become automatically and immediately due and payable in full.

                  This Note is secured by all of the Borrower Collateral. The undersigned also hereby authorizes Bank, at Bank's option to charge any account or charge or increase any Loan balance of the undersigned at Bank for the payment or repayment of any interest or principal of the Loan, or any fees, charges or other amounts due to Bank hereunder or under the other Loan Documents, as and when the same become due and payable hereunder, or under the other Loan Documents.

                  The undersigned hereby agrees that all of its obligations hereunder (including, without limitation, its obligations to pay principal and interest hereunder, collectively hereinafter referred to as the "Note Obligations") shall be unconditional, irrespective of (i) the validity or enforceability against the undersigned or any Collateral Party of the Note Obligations or of this Note or any other promissory note or other Loan Document evidencing or securing all or any part of the Note Obligations, (ii) the absence of any attempt to collect the Note Obligations from the undersigned or any Collateral Party or other action to enforce the same, (iii) the waiver or consent by Bank with respect to any provision of this Note or any other Loan Document evidencing the Note Obligations, or any part thereof, or any other agreement now or hereafter executed by the undersigned or any Collateral Party and delivered to Bank, (iv) failure by Bank to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or Collateral for the Note Obligations, (v) Bank's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by the undersigned or any Collateral Party as debtor-in-possession, under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of Bank's claim(s) for repayment of the Note Obligations under Section 502 of the Bankruptcy Code, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense.

                  The undersigned hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of the other undersigned, protest or notice with respect to the Note Obligations and all demands whatsoever, and covenants that the undersigned will not be discharged, except by complete performance and payment of the Note Obligations. Upon any Event of Default, Bank may, at its sole election, proceed directly and at once, without notice, against the undersigned to collect and recover the full amount or any portion of the Note Obligations, without first proceeding against any security or Collateral for the Note Obligations. Bank shall have the exclusive right to determine the application of payments and credits, if any, from the undersigned, or from any other Person on account of the Note Obligations or of any other liability of the undersigned to Bank.

                  At any time after maturity of the Note Obligations, Bank may, in its sole discretion, without notice to the undersigned and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Note Obligations (i) any indebtedness due or to become due from Bank to the undersigned, and (ii) any moneys, credits, deposits, account balances or other property belonging to the undersigned, now existing or at any time held by or coming into the possession of Bank or any affiliate of Bank.

                  No delay on the part of Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Bank of any right or remedy shall preclude any further exercise thereof, nor shall any modification or waiver of any of the provisions hereof be binding upon Bank, except as expressly set forth in a writing duly signed and delivered on Bank's behalf by an authorized officer or agent of Bank. Bank's failure at any time or times hereafter to require strict performance by the undersigned of any of the provisions, warranties, terms and conditions contained in this Note or any other Loan Document shall not waive, affect or diminish any right of Bank at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Bank, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Bank and directed to the undersigned specifying such waiver. No waiver by Bank of any Event of Default shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by Bank permitted hereunder shall in any way affect or impair Bank's rights or the obligations of the undersigned hereunder. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by the undersigned to Bank on the Note Obligations shall be conclusive and binding on the undersigned irrespective of whether the undersigned was not a party to the suit or action in which such determination was made. The undersigned agrees, consents to and confirms that any extension of any statute of limitations resulting from any payment of the obligations by the undersigned, any guarantor or any other Person and affecting enforcement or collection of the obligations of the undersigned, or of the liabilities of the undersigned hereunder shall to the same degree also extend any statute of limitations affecting enforcement and collection of the Note Obligations hereunder.

                  The undersigned hereby represents that the purpose of the loan evidenced by this Note is to refinance outstanding indebtedness, and that no portion of the proceeds of this Note will constitute "purpose credit" as such term is defined in Regulation U, 12 CFR 221.1 et. seq.

                  The provisions of this Note shall be governed by and interpreted in accordance with the laws of the State of Ohio.

                  AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE BANK TO EXTEND CREDIT TO THE UNDERSIGNED, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, THE UNDERSIGNED AND ALL INDORSERS HEREBY EXPRESSLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATED TO THIS NOTE OR ARISING IN ANY WAY FROM ANY INDEBTEDNESS OR OTHER TRANSACTIONS INVOLVING THE BANK AND THE UNDERSIGNED.

                  The undersigned hereby designates all courts of record sitting in Cincinnati, Ohio and having jurisdiction over the subject matter, state and federal, as the exclusive forums where any action, suit or proceeding in respect of or arising from or out of this Note, its making, validity or performance, shall be prosecuted as to all parties, their successors and assigns, and by the foregoing designation the undersigned consents to the jurisdiction and venue of such courts.


                  IN WITNESS WHEREOF, the undersigned, by its duly authorized officer, has executed this Note in the City of Cincinnati, County of Hamilton, State of Ohio, as of the date and year first above written.


                                                    ZARING NATIONAL CORPORATION



                                                    By:_________________________
                                                    Name:_______________________
                                                    Title:______________________

                                    EXHIBIT B

THE PROVIDENT BANK                                        UNCONDITIONAL GUARANTY


                  WHEREAS, the undersigned is a wholly owned subsidiary of Zaring National Corporation ("Borrower"); and

                  WHEREAS, Borrower and The Provident Bank ("Provident") will enter into, or have entered into, that certain Loan and Security Agreement date March 31, 1999 (the "Loan Agreement") pursuant to which Provident will make loans and other financial accommodations to Borrower for the benefit of all Collateral Parties (as defined in the Loan Agreement); and

                  WHEREAS, the undersigned has received a copy of the Loan Agreement and such other information regarding the financing contemplated by the Loan Agreement as the undersigned deems necessary and the undersigned has determined that it will receive direct and material benefits from the financing contemplated by the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement); and

                  WHEREAS, the execution and delivery of this Unconditional Guaranty to Provident by the undersigned is a condition precedent to Provident's obligation and willingness to make the loans and other financial accommodations contemplated by the Loan Agreement;

                  NOW, THEREFORE, in consideration of the premises and to induce Provident to make and continue to make loans and other financial accommodations to Borrower, whether to Borrower alone or to Borrower and others, and in consideration of the extension of such credit, the undersigned hereby absolutely and unconditionally guarantees the full and timely payment and performance of all of the Obligations (as defined in the Loan Agreement) and of any and all existing and future indebtedness or liability of every kind, nature or character (including, without limitation, principal, interest, all costs of collection, and attorneys' fees) owing to Provident by Borrower, all whether direct or indirect, absolute or contingent and whether incurred as primary debtor, co-maker or guarantor (together with the Obligations, the foregoing is hereinafter referred to as the "Indebtedness"). The undersigned further absolutely and unconditionally guarantees the prompt performance when due of all terms, covenants, and conditions of the Loan Documents and any other agreement between any Collateral Party (as defined in the Loan Agreement) and Provident that relates to the Indebtedness. The undersigned undertakes this continuing, absolute, and unconditional guaranty of the aforementioned payment and performance notwithstanding that any portion of the Indebtedness shall be void or voidable as between the Borrower and any of its creditors, including, without limitation, any bankruptcy trustee of the Borrower. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIABILITY OF THE UNDERSIGNED TO PROVIDENT HEREUNDER IS LIMITED TO AN AMOUNT NOT GREATER THAN THE PRINCIPAL CAP (AS HEREINAFTER DEFINED) PLUS ALL EXPENSE OF ANY NATURE WHATSOEVER, INCLUDING WITHOUT LIMITATION ATTORNEYS' FEES, INCURRED OR PAID BY PROVIDENT IN EXERCISING ANY RIGHT, POWER OR REMEDY HEREUNDER. FOR PURPOSES OF THIS GUARANTY, THE TERM "PRINCIPAL CAP" SHALL INITIALLY MEAN $10,000,000, BUT SHALL BE SUBJECT TO REDUCTION SO LONG AS NO EVENT OF

DEFAULT (AS DEFINED IN THE LOAN AGREEMENT) HAS OCCURRED IN AN AMOUNT EQUAL TO THE PRINCIPAL PAYMENTS INDEFEASIBLY RECEIVED BY PROVIDENT AND APPLIED TO PERMANENTLY REDUCE THE PRINCIPAL BALANCE OF THE NOTE (AS DEFINED IN THE LOAN AGREEMENT) AFTER THE PRINCIPAL BALANCE OUTSTANDING ON THE NOTE IS INDEFEASIBLY REDUCED TO $10,000,000 OR LESS.

                  This absolute, continuing, unconditional, and unrestricted guaranty is a guaranty of payment and not a guaranty of collection. Upon the failure of Borrower to pay the Indebtedness promptly when due, Provident, at its sole option, may proceed against the undersigned, to collect the Indebtedness, with or without proceeding against the Borrower, any co-maker or co-surety or co-guarantor, any indorser or any collateral held as security for the Indebtedness. Any and all payments upon the Indebtedness made by the Borrower, the undersigned, or any other person, and the proceeds of any and all collateral securing the payment of the Indebtedness and this guaranty, may be applied by Provident in whatever manner it may determine in its sole discretion. The undersigned agrees to reimburse Provident for all expenses of any nature whatsoever including, without limitation. attorneys fees, incurred or paid by Provident in exercising any right, power, or remedy conferred by this guaranty.

                  The obligations of the undersigned set forth in this guaranty shall extend to all amendments, supplements, modifications, renewals, replacements or extensions of the Indebtedness at any rate of interest. The liability of the undersigned and the rights of Provident under this guaranty shall not be impaired or affected in any manner by, and the undersigned hereby consents in advance to and waives any requirement of notice for, any (1) disposition, impairment, release, surrender, substitution, or modification of any collateral securing the Indebtedness or the obligations created by this guaranty or any failure to perfect a security interest in any collateral; (2) release (including adjudication or discharge in bankruptcy) or settlement with any person primarily or secondarily liable for the Indebtedness (including, without limitation, any maker, indorser, guarantor or surety); (3) delay in enforcement of payment of the Indebtedness or delay in enforcement of this guaranty; (4) delay, omission, waiver, or forbearance in exercising any right or power with respect to the Indebtedness of this guaranty; (5) defense arising from the enforceability or validity of the Indebtedness or any part thereof or the genuiness, enforceability or validity of any agreement relating thereto; (6) defenses or counterclaims that the Borrower may assert on the Indebtedness, including, but not limited to, failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability, accord and satisfaction and usury; or (7) other act or omission which might constitute a legal or equitable discharge of the undersigned. The undersigned waives presentment, protest, demand for payment, any right of set-off, notice of dishonor or default, notice of acceptance of this guaranty, notice of the incurring of any of the Indebtedness and notice of any other kind in connection with the Indebtedness or this guaranty. The undersigned also waives any right to require a commercially reasonable disposition of any collateral securing the Indebtedness.

                  The undersigned agrees that in the event of (i) the dissolution or insolvency of Borrower, (ii) the inability of Borrower to pay its debts as they become due, (iii) an assignment by Borrower for the benefit of its creditors, or (iv) the institution of any bankruptcy or other proceeding by or against Borrower alleging insolvency or inability to pay its debts as they become due, and whether or not such event shall occur at a time when the Indebtedness is not then due and payable, the undersigned shall pay the Indebtedness to Provident promptly upon demand as if the Indebtedness was then due and payable.

                  The undersigned agrees that this guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal, interest or any other amount with respect to the Indebtedness is rescinded or must otherwise be restored by Provident upon the bankruptcy or reorganization of Borrower.

                  In order to secure the payment of the Indebtedness and the obligations created by this guaranty, the undersigned hereby grants to Provident a security interest in the accounts, securities, and properties in which the undersigned has any interest, and that are now, or are at any time hereafter, in the possession of Provident. Upon any portion of the Indebtedness becoming due and not being fully paid and satisfied, the total sum then due hereunder may immediately be charged against any account or accounts maintained by the undersigned with Provident, without notice to or further consent from the undersigned. The undersigned shall promptly provide such financial information as Provident shall reasonably request from time to time.

                  Provident shall not be compelled to resort first to any collateral for payment of any of the Indebtedness or the obligations created by this guaranty, but may at its election require the obligation to be paid by the undersigned, with or without suit. The provisions of this guaranty shall apply to any new or additional collateral given by the undersigned to further secure the Indebtedness and the obligations created by this guaranty.

                  Except for the limited purposes described in next succeeding paragraph, until the Indebtedness is fully and finally paid and satisfied, the undersigned will not attempt to exercise in any way, and hereby subordinates any
(i) rights which it might otherwise have had or acquired against Borrower or any other party by way of subrogation or otherwise because of any payment made by the undersigned hereunder or otherwise, (ii) right to enforce any remedy which Provident now has or may hereafter have against Borrower, any indorser or any guarantor of all or any part of the Indebtedness, and (iii) any benefit of, and any right to participate in, any security or collateral given to Provident to secure payment of the Indebtedness or any other liability of Borrower to Bank; the undersigned further agrees that any and all claims the undersigned has against Borrower, any indorser or any other guarantor of all or any part of the Indebtedness, or against any of their respective properties, whether arising by reason of any payment by the undersigned to Provident pursuant to the provisions hereof, or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, of all principal and interest, all reasonable costs of collection (including, but not by way of limitation, attorneys' fees) and any other liabilities or obligations owing to Provident which constitute the Indebtedness or may arise either with respect to or on any Loan Document. The undersigned also waives all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance hereof. The undersigned further waives all notices of the existence, creation or incurring of new or additional Indebtedness, arising either from additional loans extended to Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Indebtedness is due, notices of any and all proceedings to collect from Borrower or other indorser or any guarantor of all or any part of the Indebtedness, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any collateral or other security given to Provident to secure payment of the Indebtedness.

                  It is the intent of the undersigned that the obligations of each Collateral Party under the Loan Documents not be subject to challenge on any basis. Accordingly, as of the date hereof, the liability of the undersigned hereunder and under all other Loan Documents, together with all of its other liabilities, debts, claims and indebtedness to all persons as of the date hereof and as of any other date on which a transfer is deemed to occur by virtue of the Loan Documents, whether fixed or contingent (collectively the "Dated Liabilities") is, and is to be, less than the present fair salable value of all of its assets, and, if different, the fair valuation of all of its assets, as of such corresponding date (as the case may be "Dated Assets"), and the undersigned has, and shall have, on the date hereof and on any other date on which a transfer is deemed to have occurred by virtue of the Loan Documents, Dated Assets in an amount sufficient to pay its Dated Liabilities as they become absolute and matured. To this end, the undersigned grants to and recognizes in Borrower rights of subrogation and contribution in the amount, if any, necessary to cause the statements in the preceding sentence to be and remain true. In determining the value of the Dated Assets and the Dated Liabilities, it is understood that the undersigned will take into consideration its respective rights to subrogation and contribution against the Borrower. It is a material objective of this paragraph that the undersigned recognize rights of subrogation and contribution rather than be deemed to be insolvent (or in contemplation thereof). Notwithstanding anything in this paragraph to the contrary, the agreements in this paragraph are to establish the relative rights of contribution of the Collateral Parties and shall not modify the joint and several and primary nature of the obligations of the undersigned owed to Provident or impair the right of Provident to hold the undersigned liable for payment of the full amount of the Indebtedness.

                  The obligations and undertakings of the undersigned and the Borrower shall be joint, several, and primary and shall be binding upon their respective successors and assigns, and shall inure to the benefit of Provident and its successors and assigns. Neither the undersigned nor Borrower shall be or be deemed to be an accommodation party with respect to the Indebtedness. All references herein to the undersigned shall be deemed to include the undersigned and its successors and assigns, including, without limitation, a receiver, trustee or debtor in possession of or for the undersigned. All references to the singular shall be deemed to include the plural where the context so requires.

                  For purposes of making extensions of credit, rendering statements, receiving requests from, or otherwise communicating with the undersigned, or in Provident's administration of this guaranty and the loan transaction, the undersigned hereby appoints Borrower as its agent and authorizes Provident to deal with Borrower exclusively, and the undersigned acknowledges and agrees that any act done or omitted or any document, certificate, or instrument executed or delivered by Borrower for the undersigned will be binding upon the undersigned.

                  To induce Provident to make the loans and other financial accommodations to Borrower in the manner contemplated by the Loan Agreement, the undersigned hereby represents, warrants, covenants and states to Provident that:
(i) Collateral Parties are dependent on each other for their strategic management, operations, financing, and general administrative services; (ii) Collateral Parties desire to utilize their borrowing potential on a consolidated basis, to the extent(s) possible as if they were merged into a single corporate entity and, consistent with realizing such potential, to make available to Provident security commensurate with the amount and nature of their aggregate borrowings; (iii) Collateral Parties (and each of them) have determined that they will benefit specifically and materially from the advances of credit contemplated the Loan Agreement; and (iv) Collateral Parties have requested and bargained for the structure and terms of and security for the advances contemplated the Loan Agreement.

                  The undersigned hereby assumes responsibility for keeping itself informed of the financial condition of Borrower, and any and all indorsers and/or other guarantors of any instrument or document evidencing all or any part of the Indebtedness and of all other circumstances bearing upon the risk of nonpayment or performance of the Indebtedness or any part thereof that diligent inquiry would reveal, and the undersigned hereby agrees that Provident shall have no duty to advise the undersigned of information known to Provident regarding such condition or any such circumstances. In the event Provident, in its sole discretion, undertakes at any time or from time to time to provide any such information to the undersigned, Provident shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Provident wishes to maintain confidential, or (iii) to make any other or future disclosures of such information or any other information to the undersigned.

                  As a specifically bargained inducement for Provident to extend credit pursuant to the Loan Agreement: (i) THE UNDERSIGNED HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATED TO THIS GUARANTY OR ARISING IN ANY WAY FROM THE INDEBTEDNESS OR TRANSACTIONS INVOLVING PROVIDENT AND THE BORROWER AND (ii) THE UNDERSIGNED HEREBY DESIGNATE(S) ALL COURTS OF RECORD SITTING IN CINCINNATI, OHIO AND HAVING JURISDICTION OVER THE SUBJECT MATTER, STATE AND FEDERAL, AS THE EXCLUSIVE FORUMS WHERE ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING FROM OR OUT OF THIS GUARANTY, ITS MAKING, VALIDITY OR PERFORMANCE, MAY BE PROSECUTED AS TO ALL PARTIES, THEIR SUCCESSORS AND ASSIGNS, AND BY THE FOREGOING DESIGNATION THE UNDERSIGNED CONSENT(S) TO THE JURISDICTION AND VENUE OF SUCH COURTS.

                  This guaranty shall inure to the benefit of and bind the parties hereto, their successors and assigns, and their legal representatives or heirs. Provident may, at its option, assign this guaranty to any other person who is or becomes the indorsee or assigned of any part of the Indebtedness or who is in possession of or the bearer of any part of the Indebtedness that is payable to the bearer, and the undersigned shall continue to be liable under this guaranty to such other party to the extent of such indorsed, assigned, or possessed Indebtedness.

                  The undersigned that warrants that it has the corporate power to execute this guaranty, that all the necessary corporate actions have been taken to permit the undersigned to give this guaranty, and that the person(s) executing this guaranty is (are) duly empowered to do so on behalf of the undersigned.

                  Signed and delivered by the undersigned at Cincinnati, Ohio on March 31, 1999.

                                                    ZARING HOMES, INC.


                                                    By:_________________________
                                                    Name:_______________________
                                                    Title:______________________



                                                    Address:

                                                    ____________________________

                                                    ____________________________

                                                    ____________________________

                                                    ____________________________

                                    EXHIBIT C


                           COLLATERAL NOTE ASSIGNMENT


                  THIS COLLATERAL NOTE ASSIGNMENT ("Collateral Assignment Agreement") dated as of March 31, 1999, is made and entered into by and between ZARING NATIONAL CORPORATION, (the "Pledgor"), and THE PROVIDENT BANK ("Bank", which term shall include its successors and assigns).

                  This Collateral Assignment Agreement has been executed and delivered by the Pledgor to Bank pursuant to the Loan Agreement (as defined below). To induce the Bank to enter into the Loan Agreement and to make loans and other financial accommodations to the Pledgor, the Pledgor has agreed to grant to the Bank a security interest in the Pledged Collateral (as defined below).

                  NOW, THEREFORE, in consideration of the Bank's loans and other financial accommodations to the Pledgor, the parties hereby agree as follows:

                  1. Defined Terms. As used in this Collateral Assignment Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the term defined):

                           "Loan Agreement" means the Loan and Security
Agreement dated as of the date hereof, between the Bank and Pledgor, as the same may be amended or modified from time to time.

                           "Loan Documents" means (i) the Loan Agreement and all
notes, guaranties, mortgages, security agreements, certificates, indemnification agreements and other documents and agreements executed in connection with, or evidencing or securing the obligations under the Loan Agreement and (ii) all notes, guaranties, mortgages, security agreements, certificates, indemnification agreements and other documents or instruments evidencing or securing any debts, liabilities and obligations of any one or more of the Obligors to Bank.

                           "Obligors" means the collective reference to Pledgor
and Zaring Homes, Inc.

                           "Pledged Collateral" means the loans evidenced by the
Pledged Notes, together with (i) Pledgor's entire rights, title and interest in, to and under the Pledged Notes and all substitutions therefor and restatements, renewals, replacements and extensions thereof, proceeds thereof and therefrom and all interest, principal or other payments in respect thereof as well as all securities or other property which are issued or delivered pursuant thereto or in payment thereof, and all collateral and other property securing the payment or performance thereof, (ii) all stock and other securities or property issued pursuant to conversion, redemption, exercise of rights, or other act which are referable to the Pledged Collateral (such stock or other securities are hereinafter referred to as the "Additional Pledged Securities") and (iii) all distributions, whether cash or otherwise, in the nature of a partial or complete liquidation, dissolution or winding up which are referable to the Pledged Collateral (such distributions are hereinafter referred to as "Liquidating Distributions").

                           "Pledged Notes" shall mean all right, title and
interest of Pledgor in (a) the Four Million Dollar ($4,000,000) promissory note from Homemax, Inc. to Pledgor dated March 15, 1999 (the "Senior Subordinated Note"); and (b) the Four Million Four Hundred Eleven Thousand One Hundred Seventy-Seven Dollar ($4,411,177) promissory note from American Homestar Corporation to Pledgor dated March 15, 1999 (the "Investor Note").

                  All other capitalized terms used herein which are not otherwise defined shall have the meanings assigned to them in the Loan Agreement unless the context hereof otherwise requires.

                  2. Pledge and Grant of Security Interests. Pledgor hereby pledges, assigns, hypothecates and transfers to Bank all Pledged Collateral, together with appropriate undated assignments separate from the Pledged Notes duly executed in blank, and hereby grants to and creates in favor of Bank liens and security interests in the Pledged Collateral as collateral security for (i) the due and punctual payment when due (whether at maturity, by acceleration or otherwise) in full of all amounts due under the Term Promissory Note in the aggregate amount of Fifteen Million Dollars ($15,000,000.00) executed and delivered by Borrower to Bank pursuant to the Loan Agreement; (ii) the due and punctual performance and observance by the Obligors of their respective agreements, obligations, liabilities and duties under the Loan Documents, including, without limitation the Loan Agreement and the Guaranty; (iii) the due and punctual performance and observance by the Pledgor of all of its agreements, obligations, liabilities and duties under this Collateral Assignment Agreement;
(iv) all debts, obligations or liabilities of every kind and description of any one or more of the Obligors to Bank, now due or to become due, direct or indirect, absolute or contingent, presently existing or hereafter arising, joint or several, secured or unsecured, whether for payment or performance, regardless of how the same arise or by what instrument, agreement or book account they may be evidenced, or whether evidenced by any instrument, agreement or book account, including, without limitation, all loans (including any loan by renewal or extension), all overdrafts, all guarantees and all other evidences of indebtedness, howsoever owned, held or acquired by the Bank; and (v) all costs incurred by Bank to obtain, perfect, preserve and enforce the liens and security interests granted by this Collateral Assignment Agreement, to collect the Obligations Secured Hereby (as hereinafter defined) and to maintain and preserve the Pledged Collateral, with such costs including but not limited to expenditures made by Bank for reasonable attorneys' fees and other legal expenses and expenses of collection, possession and sale of the Pledged Collateral, together with interest on all such costs at the Default Rate (the foregoing subsections (i), (ii), (iii), (iv), and (v) are collectively referred to herein as the "Obligations Secured Hereby").

                  3. Delivery of Pledged Collateral. On the date hereof, the Pledgor shall place the Pledged Collateral in pledge by delivering the Pledged Notes to and depositing them with Bank. The Pledgor shall also deliver to Bank concurrently therewith undated assignments separate from the Pledged Notes duly executed in blank and all other applicable and appropriate documents and assignments in form suitable to enable Bank to effect the transfer of all or any portion of the Pledged Collateral to the extent hereinafter provided.

                  4. Delivery of Additional Pledged Securities and Liquidating Distributions; Proceeds, Cash Dividends and Voting. If the Pledgor shall hereafter become entitled to receive or shall receive any notes, any Additional Pledged Securities, any Liquidating Distributions, or any other non-cash payments or collateral on account of the Pledged Collateral, the Pledgor agrees to accept the same as Bank's agent and to hold the same in trust on behalf of and for the benefit of Bank and agrees to promptly deliver the same forthwith to Bank or its agent in the exact form received, with the endorsement of the Pledgor, when necessary, to be held by Bank or its agent subject to the terms hereof.

                  5. Representations and Warranties of the Pledgors. To induce Bank to enter into this Collateral Assignment Agreement and the Loan Documents, the Pledgor makes the following representations and warranties to Bank:

                           (a) The pledge of the Pledged Collateral pursuant to
this Collateral Assignment will, when the Pledged Notes have been delivered to the possession of Bank, create a valid first lien and first perfected security interest in such Pledged Collateral without the need of any additional filings or obtaining any consents of whatsoever nature.

                           (b) The Pledgor is the legal, record and beneficial
owner of and has good and marketable title to all of the Pledged Collateral.

                           (c) The Pledgor holds the Pledged Collateral free and
clear of all liens, charges, encumbrances, security interests, options, voting trusts and restrictions of every kind and nature whatsoever except only the liens and security interests created by this Collateral Assignment Agreement.

                           (d) Each of the Pledged Notes has been duly executed
and delivered and is the legal and binding obligation of the maker thereof.

                           (e) This Collateral Assignment Agreement has been
duly executed and delivered by the Pledgor and constitutes the legal, valid and binding obligation of the Pledgor enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium or other similar laws affecting generally the enforcement of creditors' rights.

                           (f) No consent or approval of any governmental body,
regulatory authority or securities exchange or other Person or entity is required to be obtained by the Pledgor in connection with the execution, delivery and performance of this Collateral Assignment Agreement.

                           (g) The execution, delivery and performance of this
Collateral Assignment Agreement will not violate any provision of any applicable law or regulation or of any writ or decree of any court or governmental instrumentality or of any indenture, contract, agreement or other undertaking to which the Pledgor is a party or which purports to be binding upon any the Pledgor or upon any of its assets and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of such Pledgor except as contemplated by this Collateral Assignment Agreement.

                           (h) The obligations of the makers under the Pledged
Notes are evidenced solely by, or reflected solely in, the Pledged Notes and the Securities Purchase Agreement.

                           (i) True and complete copies of the Securities
Purchase Agreement and the original of each of the Pledged Notes, and all amendments thereto, have been delivered to the Bank.

                           (j) There is now due and owing on the Pledged Notes,
without offset or defense of any kind, the aggregate principal sum of $8,000,000, with interest thereon as provided in the Pledged Notes.

                           (k) Pledgor has not executed or permitted to occur
any waiver, release, discharge, satisfaction, cancellation, sale, transfer or conveyance of the Pledged Notes (or any amounts due thereunder).

                           (l) Neither Pledgor nor any of the makers of the
Pledged Notes is in breach or default of any of the Pledged Notes or the Securities Purchase Agreement.

                  6. Pledgor's Covenants.

                           (a) The Pledgor covenants and agrees that it will
defend Bank's lien and security interest in and to the Pledged Collateral against the claims and demands of all persons whomsoever.

                           (b) The Pledgor covenants and agrees that it will not
sell, convey or otherwise dispose of any of the Pledged Collateral, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance or restriction with respect to any of the Pledged Collateral, or any interest therein, or any proceeds thereof, except for the liens and security interests created by this Collateral Assignment Agreement.

                           (c) Pledgor shall not take any action or permit any
action to be taken which would result in any breach or default by Pledgor of any of its obligations under the Securities Purchase Agreement.

                           (d) At any time and from time to time, upon the
written request of the Bank, and at the sole expense of the Pledgor, the Pledgor covenants and agrees that it will promptly and duly execute and deliver such further instruments and documents and take such further actions as Bank may reasonably request for the purposes of obtaining or preserving the full benefits of this Collateral Assignment Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Pledged Collateral shall be or become evidenced by any promissory note, certificate or other instrument or chattel paper, such note, certificate, instrument or chattel paper shall be immediately delivered to Bank, duly endorsed in a manner satisfactory to Bank, to be held as Pledged Collateral pursuant to this Collateral Assignment Agreement.

                           (e) The Pledgor covenants and agrees to pay, and to
save the Bank harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Pledged Collateral or in connection with any of the transactions contemplated by this Collateral Assignment Agreement.

                           (f) Pledgor shall not waive any rights under, or
release, discharge, cancel, sell, transfer or convey the Pledged Notes or the Securities Purchase Agreement (or any interest therein or amounts due thereunder or any property and assets covered thereby).

                           (g) Pledgor shall not amend or modify the Pledged
Notes or the Securities Purchase Agreement or grant its consent to any action or omission with respect to which Pledgor's consent is required under the Pledged Notes or the Securities Purchase Agreement.

                           (h) Pledgor shall immediately notify Bank in writing
of any information which Pledgor has or may receive with respect to the Pledged Notes or the Securities Purchase Agreement (or the property and assets covered thereby) which might in any manner materially and adversely affect the value thereof or the rights of Pledgor or the Bank with respect thereto, and without limiting the generality of the foregoing, Pledgor shall provide to Bank a copy of any notice of default or any other notice or communication sent by the Pledgor to, or received by the Pledgor from, any obligor under the Pledged Notes.

                           (i) Pledgor shall, promptly upon receipt by Pledgor
and without demand or notice, deliver to Bank all proceeds, payments, interest, principal and other distributions made with respect to the Pledged Collateral, all of which shall thereafter be held by the Bank as additional collateral or, at Bank's option, applied to reduce the Obligations Secured Hereby.

                           (j) Pledgor shall provide such assignments, documents
and other instruments as Bank may reasonably request in order to enable Bank to further evidence, perfect or realize upon Bank's interest in the Pledged Collateral.

                  7. Rights and Remedies upon Default. If any default or Event of Default under this Collateral Assignment Agreement or any of the Loan Documents shall occur and be continuing, Bank may do any one or more of the following: (i) declare the Obligations Secured Hereby to be forthwith due and payable, whereupon such Obligations Secured Hereby shall become immediately due and payable without presentment, demand, protest or other notice of any kind; and/or (ii) proceed to protect and enforce its rights under this Collateral Assignment Agreement or any of the other Loan Documents through other appropriate proceedings, and Bank shall have, without limitation, all of the rights and remedies provided by applicable law, including, without limitation, the rights and remedies of a secured party under the Ohio Uniform Commercial Code and, in addition thereto, Bank shall be entitled, at Bank's option, to exercise all voting and corporate rights with respect to the Pledged Collateral as it may determine, without liability therefor except for gross negligence or willful misconduct, but Bank shall not have any duty to exercise any voting and corporate rights in respect of the Pledged Collateral and shall not be responsible or liable to the Pledgor or any other person for any failure to do so or delay in so doing.

                  Without limiting the generality of the foregoing, the Bank shall have the right to take any one or more of the following actions:

                           (1) Transfer all or any part of the Pledged Collateral into the name of the Bank or its nominee, with or without disclosing that such Pledged Collateral is subject to the lien and security interest hereunder;

                           (2) Notify the parties obligated on any of the Pledged Collateral to make payment to the Bank of any amount due or to become due with respect thereto;

                           (3) Enforce collection of any of the Pledged Collateral by suit or otherwise;

                           (4) Endorse any checks, drafts or other writings in Pledgor's name to allow collection of the Collateral;

                           (5) Take control of any proceeds of the Pledged Collateral; and

                           (6) Execute (in the name, place and stead of the Pledgor) endorsements, assignments and other instruments of conveyance or transfer with respect to all or any portion of the Pledged Collateral.

                  In furtherance of the exercise by the Bank of the rights and remedies granted to it hereunder, the Pledgor agrees that, upon request of the Bank and at the expense of the Pledgor, it will use its best efforts to obtain all third party and governmental approvals necessary for or incidental to the exercise of remedies by the Bank with respect to the Pledged Collateral or any part thereof.

                  8. Power of Attorney. Pledgor hereby irrevocably appoints Bank and any officer or employee of Bank as Pledgor's true and lawful attorney in fact, with full power of substitution, for Pledgor, and in Pledgor's name, place and stead, upon the occurrence of any Event of Default, and in the event that Bank elects to exercise any rights granted to it hereunder. As attorney in fact, Bank may act for Pledgor with respect to the Pledged Collateral as if Bank were the owner thereof, and may endorse and cash promissory notes, checks and other instruments, institute legal proceedings, make, adjust, and settle claims, and do all other acts necessary and incidental to the exercise of its rights provided hereunder, or otherwise available to it upon the occurrence of an Event of Default. Neither Bank nor its agents shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law in its capacity as such attorney-in-fact.

                  9. Limitation on Duties Regarding Pledged Collateral. The Bank's sole duty with respect to the custody, safekeeping and physical preservation of the Pledged Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Bank deals with similar securities and property for its own account. Neither the Bank nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Pledged Collateral or for any delay in doing so or shall be under any obligation to see or otherwise dispose of any Pledged Collateral upon the request of the Pledgor or otherwise.

                  10. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Pledged Collateral are irrevocable and powers coupled with an interest.

                  11. Indemnification. The Pledgor agrees to indemnify and hold harmless Bank (to the full extent permitted by law) from and against any and all claims, demands, losses, judgments and liabilities for penalties and excise taxes of whatever nature, and to reimburse Bank for all costs and expenses, including reasonable legal fees and disbursements, growing out of or resulting from the Pledged Collateral, this Collateral Assignment Agreement or the administration and enforcement of this Collateral Assignment Agreement or exercise of any right or remedy granted to Bank hereunder except with respect to such claims, etc. arising solely from the gross negligence or willful misconduct of Bank, but including without limitation, any tax liability incurred by Bank or any of its affiliates as a result of the exercise by Bank of any of its rights hereunder. In no event shall Bank be liable to the Pledgor for any matter or thing in connection with this Collateral Assignment Agreement other than to account for proceeds of the Pledged Collateral actually received by Bank.

                  12. Distribution of Pledged Collateral. Upon enforcement of this Collateral Assignment Agreement following the occurrence of a default or Event of Default under any of the Loan Agreements, the proceeds of the Pledged Collateral shall be applied to the Obligations Secured Hereby in such order and manner as Bank may determine in its sole discretion.

                  13. Governing Law. This Collateral Assignment Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Ohio.

                  14. No Waiver; Cumulative Remedies. Bank shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Bank, and then such waiver shall be valid only to the extent therein set forth. A waiver by Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Bank would otherwise have on any future occasion. No failure to exercise or any delay in exercising on the part of Bank any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

                  15. Severability of Provisions. The provisions of this Collateral Assignment Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall attach only to such clause or provision or part thereof and shall not in any manner affect any other clause or provision in this Collateral Assignment Agreement.

                  16.      Amendments; Binding Effect.

                           (a) None of the terms or provisions of this
Collateral Assignment Agreement may be altered, modified or amended except by an instrument in writing, duly executed by each of the parties hereto.

                           (b) This Collateral Assignment Agreement shall be
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  17. Notices. All notices, requests, directions, demands, waivers and other communications provided for herein shall be in writing and shall be deemed to have been given or made when delivered personally or sent by registered or certified mail, postage prepaid and return receipt requested, addressed to the Pledgor or the Bank, as the case may be, at their respective addresses set forth in the Loan Agreement. Notices of changes of address shall be given in the same manner.

                  18. Headings. The descriptive headings hereunder used are for convenience only and shall not be deemed to limit or otherwise effect the construction of any provision hereof.

                  19. Counterpart Execution. This Collateral Assignment Agreement may be executed in several counterparts each of which shall constitute an original, but all of which shall together constitute one and the same agreement.

                  20. Jurisdiction and Venue. AS SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ACCEPT THIS COLLATERAL ASSIGNMENT AGREEMENT AND TO EXTEND CREDIT TO THE PLEDGORS, THE PLEDGOR AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS COLLATERAL ASSIGNMENT AGREEMENT, ITS VALIDITY OR PERFORMANCE, AT THE SOLE OPTION OF BANK, ITS SUCCESSORS AND ASSIGNS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR HEIRS, SUCCESSORS AND ASSIGNS AT CINCINNATI, OHIO. BANK AND THE PLEDGOR EACH CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED AT CINCINNATI, OHIO HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO THE PLEDGOR AND BANK AT THEIR ADDRESSES AS SET FORTH HEREIN AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER SUCH PROCESS SHALL HAVE BEEN DEPOSITED IN THE U.S. MAIL, POSTAGE PREPAID. THE PLEDGOR WAIVES TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

                  21. Irrevocable Authorization and Instruction to Issuers. The Pledgor hereby authorizes and instructs each issuer or maker of Pledged Collateral to comply with any instruction received by it from Bank in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Collateral Assignment Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the issuer or maker shall be fully protected in so complying.

                  IN WITNESS WHEREOF, the parties have caused this Collateral Assignment Agreement to be duly executed and delivered as of the day and year first above written.

WITNESSES:                                          PLEDGOR:

                                                    ZARING NATIONAL CORPORATION

_____________________                               By:_________________________
                                                    Name:_______________________
_____________________                               Title:______________________



                                                    BANK:

                                                    THE PROVIDENT BANK

_____________________                               By:_________________________
                                                        Glenn R. McEachern
_____________________                                   Senior Vice President

                                 ACKNOWLEDGEMENT


                  The undersigned, HOMEMAX, INC., hereby acknowledges receipt of a copy of this Collateral Assignment Agreement and agrees to (i) note the restrictions herein on its books, records, ledgers and certificates, (ii) not make or permit any payments or distributions with respect to its obligations to Pledgor except as permitted in this Collateral Assignment Agreement, and (iii) not make or permit any sale, transfer or issuance of any of its obligations to Pledgor except as permitted in this Collateral Assignment Agreement.



                                                    HOMEMAX, INC.

                                                    By:_________________________
                                                    Name:_______________________
                                                    Title:______________________

                                 ACKNOWLEDGEMENT


                  The undersigned, AMERICAN HOMESTAR CORPORATION, hereby acknowledges receipt of a copy of this Collateral Assignment Agreement and agrees to (i) note the restrictions herein on its books, records, ledgers and certificates, (ii) not make or permit any payments or distributions with respect to its obligations to Pledgor except as permitted in this Collateral Assignment Agreement, and (iii) not make or permit any sale, transfer or issuance of any of its obligations to Pledgor except as permitted in this Collateral Assignment Agreement.



                                                   AMERICAN HOMESTAR CORPORATION


                                                   By:__________________________
                                                   Name:________________________
                                                   Title:_______________________

                          ASSIGNMENT SEPARATE FROM NOTE


                  FOR VALUE RECEIVED, Zaring National Corporation, an Ohio corporation (hereinafter the "Corporation"), hereby sells, assigns and transfers to The Provident Bank, its successors and assigns (hereinafter referred to as "Bank"), that certain 6% Senior Subordinated Promissory Note in the original principal amount of $4,000,000 given by Homemax, Inc. to the Corporation and dated March 15, 1999 (the "Note"). The Corporation hereby irrevocably constitutes and appoints the Bank as attorney to transfer the said Note and to endorse the name of the Corporation thereon, with full power of substitution in the premises.


                                                    ZARING NATIONAL CORPORATION

WITNESSES:


_____________________                               By:_________________________
                                                    Name:_______________________
_____________________                               Title:______________________




STATE OF ___________________                )
                                                  )  SS:
COUNTY OF __________________                )



                  The foregoing instrument was acknowledged before me this 31st day of March, 1999, by _________________________, the ________________________
of Zaring National Corporation, an Ohio corporation, on behalf of the corporation.



                                                           _____________________
                                                           Notary Public

                          ASSIGNMENT SEPARATE FROM NOTE


                  FOR VALUE RECEIVED, Zaring National Corporation, an Ohio corporation (hereinafter the "Corporation"), hereby sells, assigns and transfers to The Provident Bank, its successors and assigns (hereinafter referred to as "Bank"), that certain Promissory Note in the original principal amount of $4,411,177 given by American Homestar Corporation to the Corporation and dated March 15, 1999 (the "Note"). The Corporation hereby irrevocably constitutes and appoints the Bank as attorney to transfer the said Note and to endorse the name of the Corporation thereon, with full power of substitution in the premises.


                                                    ZARING NATIONAL CORPORATION

WITNESSES:


_____________________                               By:_________________________
                                                    Name:_______________________
_____________________                               Title:______________________




STATE OF ___________________                )
                                                  )  SS:
COUNTY OF __________________                )



                  The foregoing instrument was acknowledged before me this 31st day of March, 1999, by _________________________, the ________________________
of Zaring National Corporation, an Ohio corporation, on behalf of the corporation.



                                                           _____________________
                                                           Notary Public

                                    EXHIBIT D


                                PLEDGE AGREEMENT

                  THIS PLEDGE AGREEMENT ("Pledge Agreement") dated as of March ___, 1999, is made and entered into by and between ZARING NATIONAL CORPORATION (the "Pledgor"), and THE PROVIDENT BANK ("Bank", which term shall include its successors and assigns).

                  WHEREAS, in connection with loans and other financial accommodations made by Bank to Pledgor, Bank requires that Pledgor execute and deliver this Pledge Agreement to Bank; and

                  WHEREAS, to induce Bank to make loans and financial accommodations to Pledgor, pursuant to the Loan Agreement (as defined below), the Pledgor has agreed to grant to the Bank a security interest in the Pledged Stock (as defined below);

                  NOW, THEREFORE, in consideration of the Bank's loans and other financial accommodations to Pledgor and its affiliates, the parties hereby agree as follows:

                  1. Defined Terms. As used in this Pledge Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the term defined):

                     "Certificates" means any and all notes, warrants, options, certificates or other documents or instruments now or hereafter received or receivable by Pledgor and representing Pledgor's interest in the Pledged Stock.

                     "Loan Agreement" means that certain Loan and Security Agreement dated March 31, 1999 between Pledgor and Bank, as the same may hereafter be amended or modified from time to time.

                     "Loan Documents" means (i) the Loan Agreement and all notes, guaranties, mortgages, security agreements, certificates, indemnification agreements and other documents and agreements executed in connection with, or evidencing or securing the obligations under the Loan Agreement and (ii) all notes, guaranties, mortgages, security agreements, certificates, indemnification agreements and other documents or instruments evidencing or securing any debts, liabilities and obligations of any one or more of the Obligors to Bank.

                     "Obligors" means the collective reference to Pledgor and Zaring Homes, Inc.

                     "Pledged Stock" means the warrants, options and shares of capital stock described on the attached Exhibit A, together with all substitutions therefor, proceeds thereof and therefrom and all interest, cash dividends or other payments in respect thereof as well as all stock and other securities or property which are issued pursuant to conversion, redemption, exercise of rights, stock split, recapitalization, reorganization, stock dividends or other corporate act which are referable to the Pledged Stock (such stock or other securities are hereinafter referred to as the "Additional Pledged Securities") and all distributions, whether cash or otherwise, in the nature of a partial or complete liquidation, dissolution or winding up which are referable to the Pledged Stock (such distributions are hereinafter referred to as "Liquidating Distributions").

                  All other capitalized terms used herein have the meanings assigned to them in the Loan Agreement unless the context hereof otherwise requires.

                  2. Pledge and Grant of Security Interests. Pledgor hereby pledges, assigns, hypothecates and transfers to Bank all Pledged Stock, together with appropriate undated assignments separate from the Certificates duly executed in blank, and hereby grants to and creates in favor of Bank liens and security interests in the Pledged Stock as collateral security for (i) the due and punctual payment when due (whether at maturity, by acceleration or otherwise) in full of all amounts due under the Term Promissory Note in the aggregate amount of Fifteen Million Dollars ($15,000,000.00) executed and delivered by Borrower to Bank pursuant to the Loan Agreement; (ii) the due and punctual performance and observance by the Obligors of their respective agreements, obligations, liabilities and duties under the Loan Documents, including, without limitation the Loan Agreement and the Guaranty; (iii) the due and punctual performance and observance by the Pledgor of all of its agreements, obligations, liabilities and duties under this Collateral Assignment Agreement;
(iv) all debts, obligations or liabilities of every kind and description of any one or more of the Obligors to Bank, now due or to become due, direct or indirect, absolute or contingent, presently existing or hereafter arising, joint or several, secured or unsecured, whether for payment or performance, regardless of how the same arise or by what instrument, agreement or book account they may be evidenced, or whether evidenced by any instrument, agreement or book account, including, without limitation, all loans (including any loan by renewal or extension), all overdrafts, all guarantees and all other evidences of indebtedness, howsoever owned, held or acquired by the Bank; and (v) all costs incurred by Bank to obtain, perfect, preserve and enforce the liens and security interests granted by this Collateral Assignment Agreement, to collect the Obligations Secured Hereby (as hereinafter defined) and to maintain and preserve the Pledged Collateral, with such costs including but not limited to expenditures made by Bank for reasonable attorneys' fees and other legal expenses and expenses of collection, possession and sale of the Pledged Collateral, together with interest on all such costs at the Default Rate (the foregoing subsections (i), (ii), (iii), (iv), and (v) are collectively referred to herein as the "Obligations Secured Hereby").

                  3. Delivery of Pledged Stock. Pledgor shall place the Pledged Stock in pledge by delivering the Certificates to and depositing them with Bank or its agent. Pledgor also delivered to Bank or its agent concurrently therewith undated assignments separate from the Certificates duly executed in blank and all other applicable and appropriate documents and assignments in form suitable to enable Bank to effect the transfer of all or any portion of the Pledged Stock to the extent hereinafter provided.

                  4.Delivery of Additional Pledged Securities and Liquidating Distributions; Proceeds, Cash Dividends and Voting

                           (a) If the Pledgor shall hereafter become entitled to
receive or shall receive any interest, cash dividends, cash proceeds, any Additional Pledged Securities, any

Liquidating Distributions, or any other cash or non-cash payments on account of the Pledged Stock, the Pledgor agrees to accept the same as Bank's agent and to hold the same in trust on behalf of and for the benefit of Bank and agrees to promptly deliver the same or any Certificates therefor forthwith to Bank or its agent in the exact form received, with the endorsement of the Pledgor, when necessary, or appropriate undated assignments separate from the Certificates duly executed in blank, to be held by Bank or its agent subject to the terms hereof.

                     (b) Notwithstanding anything contained in this Pledge Agreement to the contrary, Pledgor shall be entitled to exercise voting rights with respect to the Pledged Stock, so long as there has not occurred any default or Event of Default under the Loan Agreement, the Note or any of the other Loan Documents.

                  5. Representations and Warranties of the Pledgor. To induce Bank to enter into this Pledge Agreement and the Loan Agreement, Pledgor makes the following representations and warranties to Bank:

                     (a) Pledgor owns that number of shares and percentage of the issued and outstanding capital stock of Homemax, Inc. set forth on Exhibit A.

                     (b) Pledgor is the legal, record and beneficial owner of and has good and marketable title to all of the Pledged Stock.

                     (c) Pledgor holds the Pledged Stock free and clear of all liens, charges, encumbrances, security interests, options, voting trusts and restrictions of every kind and nature whatsoever except only (i) the liens and security interests created by this Pledge Agreement, (ii) restrictions imposed by applicable state and federal securities laws generally, and (iii) the put/call rights under the Securities Purchase Agreement.

                     (d) Each security which is a part of the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable.

                     (e) This Pledge Agreement has been duly executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium or other similar laws affecting generally the enforcement of creditors' rights.

                     (f) No consent or approval of any governmental body, regulatory authority, securities exchange or other Person is required to be obtained by Pledgor in connection with the execution, delivery and performance of this Pledge Agreement.

                     (g) The execution, delivery and performance of this Pledge Agreement will not violate any provision of any applicable law or regulation or of any writ or decree of any court or governmental instrumentality or of any indenture, contract, agreement or other undertaking to which Pledgor is a party or which purports to be binding upon Pledgor or upon any of its assets and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of Pledgor except as contemplated by this Pledge Agreement.

                     (h) The pledge, assignment and delivery of the Pledged Stock pursuant to this Pledge Agreement creates a valid first lien and first security interest in the Pledged Stock, which lien and security interest are perfected and senior to any pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance affecting or purporting to affect the Pledged Stock and to any agreement purporting to grant to any third party a security interest in the property or assets of Pledgor which would include the Pledged Stock.

                  6. Pledgor's Covenants.

                     (a) Pledgor covenants and agrees that it will defend Bank's lien and security interest in and to the Pledged Stock against the claims and demands of all persons whomsoever.

                     (b) Pledgor covenants and agrees that without the prior written consent of Bank, it will not sell, convey or otherwise dispose of any of the Pledged Stock, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance or restriction with respect to any of the Pledged Stock, or any interest therein, or any proceeds thereof, except for (i) the liens and security interests created by this Pledge Agreement, (ii) restrictions imposed by applicable state and federal securities laws generally, and (iii) the put/call rights under the Securities Purchase Agreement.

                     (c) Pledgor covenants and agrees that it will not consent to or permit the issuance of any additional shares of capital stock of any class by any issuer of the Pledged Stock unless such shares are pledged and the Certificates therefor delivered to Bank, simultaneously with the issuance thereof, together with appropriate undated assignments separate from the Certificates duly executed in blank.

                     (d) At any time and from time to time, upon the written request of the Bank, and at the sole expense of the Pledgor, the Pledgor covenants and agrees that it will promptly and duly execute and deliver such further instruments and documents and take such further actions as Bank may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Pledged Stock shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to Bank, duly endorsed in a manner satisfactory to Bank, to be held as Pledged Stock pursuant to this Pledge Agreement.

                     (e) The Pledgor covenants and agrees to pay, and to save the Bank harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Pledged Stock or in connection with any of the transactions contemplated by this Pledge Agreement.

                  7. Rights and Remedies upon Default. If any default or Event of Default under the Loan Agreement, the Notes, this Pledge Agreement or any of the other Loan Documents shall occur and be continuing, Bank may do any one or more of the following: (i) declare the Obligations Secured Hereby to be forthwith due and payable, whereupon such Obligations Secured Hereby shall become immediately due and payable without presentment, demand, protest or other notice of any kind; and/or (ii) proceed to protect and enforce its rights under this Pledge Agreement, the Loan Agreement, and/or any of the other Loan Documents, and Bank shall have, without limitation, all of the rights and remedies provided by applicable law, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code and, in addition thereto, Bank shall be entitled, at Bank's option, to exercise all voting and corporate rights with respect to the Pledged Stock as it may determine, without liability therefor, but Bank shall not have any duty to exercise any voting and corporate rights in respect of the Pledged Stock and shall not be responsible or liable to Pledgor or any other Person for any failure to do so or delay in so doing.

                  Without limiting the generality of the foregoing, the Bank shall have the right to sell the Pledged Stock, or any part thereof, at public or private sale or at any broker's board or on any securities exchange for cash, upon credit or for future delivery, and at such price or prices as the Bank may deem best, and the Bank may be the purchaser of any or all of the Pledged Stock so sold and thereafter the Bank or any other purchaser shall hold the same free from any right or claim of whatsoever kind. The Bank is authorized, at any such sale, if it deems it advisable so to do, to restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or resale of the Pledged Stock and may otherwise require that such sale be conducted subject to restrictions as to such other matters as the Bank may deem necessary in order that such sale may be effected in such manner as to comply with all applicable state and federal securities laws. Upon any such sale the Bank shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Stock so sold.

                           Each purchaser at any such sale shall hold the
property sold, absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of Pledgor, who hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. In the event any notice is required in connection with any such sale, Pledgor agrees that if the Bank shall give Pledgor not less than ten (10) days' written notice of its intention to make any such public or private sale at broker's board or on a securities exchange, such notice shall be reasonable.

                           Any such public sale shall be held at such time or
times within the ordinary business hours and at such place or places as the Bank may fix in the notice of such sale. At any sale the Pledged Stock may be sold in one lot as an entirety or in parts, as the Bank may determine. The Bank shall not be obligated to make any sale pursuant to any such notice. The Bank may, without notice or publication, adjourn any sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Stock on credit or for future delivery, the Pledged Stock so sold may be retained by the Bank until the selling price is paid by the purchaser thereof, but the Bank shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Stock so sold and, in case of any such failure, such Pledged Stock may again be sold upon like notice.

                           The Bank, instead of exercising the power of sale
herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose this Agreement and sell the Pledged Stock, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                     On any sale of the Pledged Stock, the Bank is hereby authorized to comply with any limitation or restriction in connection with such sale that it may be advised by counsel is necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any third party or any governmental regulatory authority or officer or court. Compliance with the foregoing procedures shall result in such sale or disposition being considered or deemed to have been made in a commercially reasonable manner.

                     In furtherance of the exercise by the Bank of the rights and remedies granted to it hereunder, Pledgor agrees that, upon request of the Bank and at the expense of the Pledgor, it will use its best efforts to obtain all third party and governmental approvals necessary for or incidental to the exercise of remedies by the Bank with respect to the Pledged Stock or any part thereof.

                  8. Registration Rights; Private Sales. (a) If Bank shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 7 hereof, and if in the opinion of Bank it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will cause the applicable issuer or issuers of the Pledged Securities to (i) execute and deliver, and cause the directors and officer of such issuer or issuers to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts, as may be, in the opinion of Bank, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Bank, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause such issuer or issuers to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which Bank shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of
Section 11(a) of the Securities Act.

                     (b) Pledgor hereby acknowledges that, notwithstanding that a higher price might be obtained for the Pledged Stock at a public sale than at a private sale or sales, the making of a public sale of the Pledged Stock may be subject to registration requirements and other legal restrictions compliance with which could require such actions on the part of Pledgor, could entail such expenses and could subject the Bank and any underwriter through whom the Pledged Stock may be sold and any controlling Person of any thereof to such liabilities, as would make the making of a public sale of the Pledged Stock impractical. Accordingly, Pledgor hereby agrees that private sales made by the Bank in accordance with the provisions of Section 7 hereof may be at prices and on other terms less favorable to the seller than if the Pledged Stock were sold at public sale, and that the Bank shall not have any obligation to take any steps in order to permit the Pledged Stock to be sold at a public sale complying with the requirements of federal and state securities and similar laws.

                     (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Stock pursuant to Section 7 and this Section 8 valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees that a breach of any of the covenants contained in Section 7 and this Section 8 will cause irreparable injury to the Bank, that the Bank has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in
Section 7 and this Section 8 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default or event of default has occurred under the Loan Agreement or any of the other Loan Documents.

                  9. Limitation on Duties Regarding Pledged Stock. The Bank's sole duty with respect to the custody, safekeeping and physical preservation of the Pledged Stock in its possession shall be to deal with it in the same manner as the Bank deals with similar securities and property for its own account. Neither the Bank nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Pledged Stock or for any delay in doing so or shall be under any obligation to see or otherwise dispose of any Pledged Stock upon the request of the Pledgor or otherwise.

                  10. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Pledged Stock are irrevocable and powers coupled with an interest.

                  11. Indemnification. Pledgor agrees to indemnify and hold harmless Bank (to the full extent permitted by law) from and against any and all claims, demands, losses, judgments and liabilities for penalties and excise taxes of whatever nature, and to reimburse Bank for all costs and expenses, including reasonable legal fees and disbursements, growing out of or resulting from the Pledged Stock, this Pledge Agreement or the administration and enforcement of this Pledge Agreement or exercise of any right or remedy granted to Bank hereunder except with respect to such claims, etc. arising solely from the gross negligence or willful misconduct of Bank, but including without limitation, any tax liability incurred by Bank or any of its affiliates as a result of the exercise by Bank of any of its rights hereunder. In no event shall Bank be liable to Pledgor for any matter or thing in connection with this Pledge Agreement other than to account for proceeds of the Pledged Stock actually received by Bank.

                  12. Distribution of Pledged Stock. Upon enforcement of this Pledge Agreement following the occurrence of a default or event of default under the Loan Agreement or any of the other Loan Documents, the proceeds of the Pledged Stock shall be applied to the Obligations Secured Hereby in such order and manner as Bank may determine in its sole discretion. In the event such monies shall be insufficient to pay all of the Obligations Secured Hereby, Pledgor shall be liable to Bank for any deficiency therein.

                  13. Further Assurances. The Pledgor agrees that at any time and from time to time upon the request of Bank, the Pledgor will execute and deliver such further documents and do such further acts and things as Bank reasonably requests in order to effect the purposes of this Pledge Agreement.

                  14. No Waiver; Cumulative Remedies. Bank shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Bank, and then such waiver shall be valid only to the extent therein set forth. A waiver by Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Bank would otherwise have on any future occasion. No failure to exercise or any delay in exercising on the part of Bank any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

                  15. Severability of Provisions. The provisions of this Pledge Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall attach only to such clause or provision or part thereof and shall not in any manner affect any other clause or provision in this Pledge Agreement.

                  16. Amendments; Choice of Law; Binding Effect.

                      (a) None of the terms or provisions of this Pledge Agreement may be altered, modified or amended except by an instrument in writing, duly executed by each of the parties hereto.

                      (b) This Pledge Agreement shall be governed by and be construed and interpreted in accordance with the law of the State of Ohio.

                      (c) This Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  17. Notices. All notices, requests, directions, demands, waivers and other communications provided for herein shall be in writing and shall be deemed to have been given or made when delivered personally or sent by registered or certified mail, postage prepaid and return receipt requested, addressed to the Pledgor or the Bank, as the case may be, at their respective addresses set forth at the beginning of this Agreement.
Notices of changes of address shall be given in the same manner.

                  18. Headings. The descriptive headings hereunder used are for convenience only and shall not be deemed to limit or otherwise effect the construction of any provision hereof.

                  19. Counterpart Execution. This Pledge Agreement may be executed in several counterparts each of which shall constitute an original, but all of which shall together constitute one and the same agreement.

                  20. Jurisdiction, Venue and Waiver of Jury Trial. AS SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ACCEPT THIS PLEDGE AGREEMENT AND TO EXTEND CREDIT TO THE PLEDGOR, THE PLEDGOR AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS PLEDGE AGREEMENT, ITS VALIDITY OR PERFORMANCE, AT THE SOLE OPTION OF BANK, ITS SUCCESSORS AND ASSIGNS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR

HEIRS, SUCCESSORS AND ASSIGNS AT CINCINNATI, OHIO. BANK AND THE PLEDGOR EACH CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER HIS PERSON BY ANY COURT SITUATED AT CINCINNATI, OHIO HAVING JURISDICTION OVER THE SUBJECT MATTER, WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON HIM AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO THE PLEDGOR AND BANK AT THEIR ADDRESSES AS SET FORTH HEREIN AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER SUCH PROCESS SHALL HAVE BEEN DEPOSITED IN THE U.S. MAIL, POSTAGE PREPAID. THE PLEDGOR WAIVES TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

                  21. Irrevocable Authorization and Instruction to Issuers. The Pledgor hereby authorizes and instructs each issuer of Pledged Stock to comply with any instruction received by it from Bank in writing that (a) states that any default or Event of Default has occurred under the Loan Agreement, the Notes or any of the other Loan Documents and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the issuer shall be fully protected in so complying.


                  IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.

                                                    PLEDGOR:

                                                    ZARING NATIONAL CORPORATION


                                                    By:_________________________
                                                    Name:_______________________
                                                    Title:______________________




                                                    BANK:

                                                    THE PROVIDENT BANK


                                                    By:_________________________
                                                    Name: Glenn R. McEachern
                                                    Title: Senior Vice President

                                 ACKNOWLEDGEMENT


                  The undersigned hereby acknowledges receipt of a copy of this Pledge Agreement and agrees to (i) note the restrictions herein on its books, records, ledgers and certificates maintained with respect to its capital stock,
(ii) not make or permit any dividends or distributions with respect to its capital stock except as permitted in this Pledge Agreement, and (iii) not make or permit any sale, transfer or issuance of any of its capital stock or of any rights to acquire its capital stock except as permitted in this Pledge Agreement.



                                                    HOMEMAX, INC.



                                                    By:_________________________
                                                    Name:_______________________
                                                    Title:______________________

                  EXHIBIT A TO PROVIDENT BANK PLEDGE AGREEMENT




NAME              CLASS                      NUMBER
OF ISSUER         OF STOCK                   OF SHARES        PERCENTAGE
---------         --------                   ---------        ----------
Homemax, Inc.     Class A Voting Common      67,500           75% (reducing to 50% upon
                                                              conversion of American
                                                              Homestar Corporation Note)

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


                  FOR VALUE RECEIVED, _________________________ does hereby sell, assign and transfer unto _______________________, ____________________
(______) Shares of the Common Capital Stock of Homemax, Inc. standing in its name on the books of such corporation represented by Certificate No. ______ and does hereby irrevocably constitute and appoint ___________________________ attorney to transfer such stock on the books of the within named Corporation with full power of substitution in the premises.

                  Further under penalties of perjury, the undersigned certifies:

                           1. That the number shown on this form is the undersigned's correct taxpayer identification number.

                           2. That the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding.

                  Taxpayer  Identification # _________________________________

                  Dated:______________________________________________________


                                                    ZARING NATIONAL CORPORATION

In presence of:


                                                    By:_________________________
                                                    Name:_______________________
                                                    Title:______________________


____________________________

                                    EXHIBIT E

                             COMPLIANCE CERTIFICATE


The Provident Bank
One East Fourth Street
Cincinnati, Ohio 45202
Attn:  Glenn R. McEachern


                  Re: Loan and Security Agreement Dated March 31, 1999 (As Amended and Currently in Effect, the "Loan Agreement") between The Provident Bank, as lender, and Zaring National Corporation, as Borrower
                           -----------------------------------------------------

Gentlemen:

                  Borrower hereby certifies and warrants that the attached financial statements of [DESCRIBE ALL FINANCIAL STATEMENTS ATTACHED AS REQUIRED BY THE LOAN AGREEMENT] as at and for the period ending __________, 19__ (the "Computation Date") are accurate and complete and fairly present the matters stated therein and have been prepared in accordance with GAAP on a basis consistent with such financial statements prepared for prior periods. Borrower further certifies and warrants as follows:

                  (a)      No Event of Default has occurred.

                  (b) Borrower has observed and performed all of its covenants and other agreements and satisfied every condition contained in the Loan Agreement and each of the other Loan Documents to be observed, performed or satisfied by it.

                  (c) Attached hereto are calculations which show that the ratio of Consolidated Cash Flow From Operations to Consolidated Fixed Charges as of the Computation Date is _____ to 1.0, which [complies] [does not comply] with the requirement of Section 5.13 of the Loan Agreement that such ratio not be less than ____ to 1.0;

                  (d) Attached hereto are calculations which show that the Consolidated Tangible Net Worth as of the Computation Date is $_____________, which [complies] [does not comply] with the requirement of Section 5.15 of the Loan Agreement that such amount not be less than $40,000,000 plus an amount not less than zero equal to the aggregate cumulative net earnings of Borrower and its Subsidiaries after December 31, 1998, which net earnings are $________________ as of the Computation Date;

                  (e) Attached hereto are calculations which show that the ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth as of the Computation Date is _____ to 1.0, which [complies] [does not comply] with the requirement of Section 6.6 of the Loan

                           Agreement that such ratio not exceed 2.75 to 1.0; and

                  (f) Attached hereto are calculations which show that the Net Book Value as of the Computation Date is $____________, which [complies] [does not comply] with the requirement of Section 6.7 of the Loan Agreement that such amount not be less than $14,000,000.

All of the computations made herein were made pursuant to and in accordance with the Loan Agreement. All capitalized terms used in this Compliance Certificate that are not otherwise specifically defined shall have the meanings ascribed thereto in the Loan Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Compliance Certificate to be executed and delivered by its duly authorized officer this _____ day of __________, 19__.


                                                    ZARING NATIONAL CORPORATION


                                                    By:_________________________
                                                    Name:_______________________
                                                    Title:______________________

                                    EXHIBIT F


                  DRAFT OF BORROWER'S COUNSEL'S OPINION LETTER



                                 March __, 1999



The Provident Bank
One East Fourth Street
Cincinnati, Ohio 45202
Attn:  Glenn R. McEachern


                  Re: Loan and Security Agreement Dated March 31, 1999 (As Amended and Currently in Effect, the "Loan Agreement") between The Provident Bank, as lender, and Zaring National Corporation, as borrower
                           -----------------------------------------------------

Gentlemen:

         We have acted as counsel for Zaring National Corporation, an Ohio corporation ("Borrower"), in connection with the $15,000,000 principal amount credit facility in favor of Borrower from the Provident Bank ("Bank") pursuant to the terms of a Loan and Security Agreement of even date herewith between Borrower and the Bank (the "Loan Agreement"). We have also acted as counsel for Zaring Homes, Inc. ("Guarantor") in connection with the Guaranty (as defined in the Loan Agreement), and we have participated on behalf of Borrower and Guarantor in connection with the negotiation, execution and delivery of the Loan Agreement and all other Loan Documents ( as defined in the Loan Agreement). This Opinion Letter is provided to you at the request of the Borrower pursuant to
Section 7.1 of the Loan Agreement. Except as otherwise indicated, capitalized terms used herein are defined as set forth in the Loan Agreement.

         In so acting, we have considered such matters of law and of fact, and relied upon such certifications and other information furnished to us, as we have deemed appropriate as a basis for our opinions set forth below.

         The law covered by the opinions expressed herein is limited to the federal law of the United States and the laws of the State of Ohio.

         Based on the foregoing, we are of the opinion that:

         1. Borrower is a corporation duly incorporated and validly existing in good standing under the laws of Ohio and is qualified to do business under the laws of all other states and jurisdictions where such qualification is required by such states and jurisdictions.

         2. Guarantor is a corporation duly incorporated and validly existing in good standing under the laws of Ohio and is qualified to do business under the laws of all other states and jurisdictions where such qualification is required by such states and jurisdictions.

         3. Each of the Collateral Parties has full power and authority to carry on its business as presently conducted by it, to own and operate the properties used in such business and to enter into and perform its obligations under the Loan Documents to which it is a party.

         4. The Loan Documents have been duly authorized, executed and delivered on behalf of each of the Collateral Parties that is a party thereto. The Loan Documents are legal, valid and binding instruments enforceable in accordance with their respective terms against each of the Collateral Parties that is a party thereto, except that (i) such enforceability may be subject to and limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to creditors' rights generally; (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought; and (iii) the Loan Documents are subject to limitations on future rights in the collateral resulting from the application of 11 U.S.C. Section 364 and 11 U.S.C. Section 552 in insolvency proceedings; provided, however, that notwithstanding the preceding exceptions, the remedies available pursuant to the Loan Documents are adequate for the practical realization by Bank of the rights afforded thereby.

         5. The execution and delivery of the Loan Documents by each of the Collateral Parties that is a party thereto and the performance by each of the Collateral Parties of its respective obligations thereunder will not violate any provision of its Articles of Incorporation/Certificate of Incorporation, By-Laws/Regulations or any resolution of its Board of Directors.

         6. No governmental or third party approvals, authorizations, licenses or consents are required to be obtained in connection with the execution and delivery by any of the Collateral Parties of the Loan Documents, the performance by each Collateral Party of its obligations in accordance therewith, or the exercise by Bank of its rights thereunder.

         7. The security interests granted to Bank pursuant to the Loan Documents are valid and have been duly and properly created, attached and perfected.

         8. To the best of our knowledge and belief after due inquiry, the execution and delivery by the Collateral Parties of the Loan Documents to which they are a party, and the performance of their respective obligations thereunder, will not violate or result in the breach of any term or provision of, constitute a default under, or permit the acceleration of maturity under, any loan agreement, note, debenture, indenture, mortgage, deed of trust or other agreement or instrument to which any Collateral Party is a party or by which any Collateral Party or its assets are bound.

         9. To the best of our knowledge and belief after due inquiry, there is no threatened or pending legal proceeding or governmental proceeding or action to which any Collateral Party is a party or to which any of its property is subject, except as set forth on Schedule 1 hereto (which Schedule describes generally the nature of each such proceeding or action and the amount involved).

         10. No taxes or governmental fees or charges are required to be paid in connection with the execution or delivery, or any recording or filing, of the Loan Documents, or the performance of the transactions contemplated thereunder, other than fees which are nominal in amount charged for the filing of UCC financing statements.

         This Opinion Letter may be relied upon by you in connection with the Loan Agreement and the other Loan Documents and may not be used or relied upon by you or any other person for any purpose whatsoever, without, in each instance, our prior written consent, except that this opinion may be delivered to and relied upon by any banking institution that acquires an interest in the Loans.

                           Very truly yours,

                           [Borrower's Counsel's Name]



                           By:_________________________

                              TERM PROMISSORY NOTE

                                                                Cincinnati, Ohio
$15,000,000.00                                                    March 31, 1999


         The undersigned, for value received, hereby promises to pay to the order of THE PROVIDENT BANK, its successors or assigns (the "Bank"), the sum of FIFTEEN MILLION DOLLARS ($15,000,000.00), which amount was loaned to the undersigned pursuant to the provisions of the Loan and Security Agreement between the undersigned and the Bank dated March 31, 1999 (as the same may hereafter be amended and modified from time to time, the "Loan Agreement"), together with interest thereon at the Prime TL Rate (as hereinafter defined) per annum until maturity. Upon the occurrence of any Event of Default (as defined in the Loan Agreement) and for so long thereafter as such Event of Default continues, this Note shall bear interest at a rate 4% per annum greater than the Prime TL Rate (the "Default Rate"). Interest on this Note will be calculated on the basis of the actual number of days elapsed over an assumed year consisting of 360 days.

         For purposes of this Note, the following capitalized terms, when used herein, shall have the indicated meanings:

                  Prime TL Rate shall mean, as of any date, the Prime Rate (as in effect from time to time), plus one percent (1%). The Prime TL Rate shall change each time and as of the date of change of the Prime Rate.

                  Prime Rate shall mean that annual percentage rate of interest which is established by Bank from time to time as its prime rate, whether or not such rate is publicly announced, which provides a base to which loan rates may be referenced. The Prime Rate is not necessarily the lowest lending rate of Bank.

         Capitalized terms used in this Note and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

         Interest on this Note shall be due and payable monthly in arrears commencing on May 1, 1999 and on or before the first day of each calendar month thereafter, and on the date this Note is due (whether by maturity, acceleration or otherwise).

         The entire outstanding principal and all remaining accrued interest on this Note and all other charges payable pursuant to the Loan Agreement shall be due and payable in full on or before the earlier of (as the case may be, the "Maturity Date") (a) the thirty nine (39) month anniversary of the Closing Date or (b) ninety (90) days following the exercise of the Put or the Call pursuant to the Securityholders Agreement, or the earlier date upon which the proceeds of the Put or Call transaction are received by Borrower.

         Except as set forth in the proviso to this sentence, the principal amount of this Note may be prepaid in whole or in part, at any time and from time to time, provided, however, that there shall be a three percent (3%) prepayment fee for any prepayment in whole or in part from funds generated outside of the terms of the Securities Purchase Agreement.

         In addition to the payments required by the next two sentences of this paragraph, the undersigned shall make three mandatory annual payments of the principal amount of this Note, each of which payments shall be in the amount of $1,470,392 and shall be due and payable on or before each of March 15, 2000, March 15, 2001 and March 15, 2002. In addition to the payments required by the immediately preceding sentence or by the last sentence of this paragraph, in the event there is Positive Cash Flow for any two consecutive full calendar quarters, within 45 days after the end of the second of such two calendar quarters the undersigned shall make a principal payment to Bank in an amount equal to the aggregate Positive Cash Flow for such two calendar quarters, and thereafter the undersigned shall make principal payments to Bank within 45 days after the end of each calendar quarter in an amount equal to the cumulative Positive Cash Flow (if any) for the most recently ended calendar quarter (the "Positive Cash Flow Payments") until the aggregate amount of Positive Cash Flow Payments made by the undersigned to Bank equals or exceeds Four Million Dollars ($4,000,000.00); provided, however, that if the HomeMax Cash Flow for any quarter after the first two consecutive quarters of Positive Cash Flow is less than zero (the "Negative Quarter"), no Positive Cash Flow Payments shall be required until the end of the next succeeding quarter during which the cumulative HomeMax Cash Flow since the beginning of the Negative Quarter is greater than zero. In addition to the payments required by the first two sentences of this paragraph, the undersigned shall make further payments to Bank of the proceeds realized from the exercise of the Put or the Call pursuant to the Securityholders Agreement to the extent necessary to result in the payment in full of the principal and all remaining accrued interest on this Note and all other charges payable pursuant to the Loan Agreement.

         If any payment of principal or interest is not paid on the date due, or if the undersigned shall otherwise be in default in the performance of any obligations hereunder, under the Loan Agreement or under any of the other Loan Documents, the Bank, at its option, may charge and collect, or add to the unpaid principal balance hereof, a late charge of up to $250.00 for each such delinquency to cover the extra expense incident to handling delinquent accounts, and/or increase the interest rate on the unpaid principal and interest hereof to the Default Rate.

         If any payment of principal or interest is not paid on the date due, or if any other Event of Default as described in the Loan Agreement shall occur, this Note shall, at the option of the Bank, become immediately due and payable, without demand or notice, and the Bank may exercise all rights and remedies provided herein, in the Loan Agreement or in the other Loan Documents or otherwise available at law or in equity; provided, however, that upon the occurrence of an Event of Default as described in Section 9.1(j) of the Loan Agreement, this Note shall, without demand or notice, become automatically and immediately due and payable in full.

         This Note is secured by all of the Borrower Collateral. The undersigned also hereby authorizes Bank, at Bank's option to charge any account or charge or increase any Loan balance of the undersigned at Bank for the payment or repayment of any interest or principal of the Loan, or any fees, charges or other amounts due to Bank hereunder or under the other Loan Documents, as and when the same become due and payable hereunder, or under the other Loan Documents.

         The undersigned hereby agrees that all of its obligations hereunder (including, without limitation, its obligations to pay principal and interest hereunder, collectively hereinafter referred to as the "Note Obligations") shall be unconditional, irrespective of (i) the validity or enforceability against the undersigned or any Collateral Party of the Note Obligations or of this

Note or any other promissory note or other Loan Document evidencing or securing all or any part of the Note Obligations, (ii) the absence of any attempt to collect the Note Obligations from the undersigned or any Collateral Party or other action to enforce the same, (iii) the waiver or consent by Bank with respect to any provision of this Note or any other Loan Document evidencing the Note Obligations, or any part thereof, or any other agreement now or hereafter executed by the undersigned or any Collateral Party and delivered to Bank, (iv) failure by Bank to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or Collateral for the Note Obligations, (v) Bank's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by the undersigned or any Collateral Party as debtor-in-possession, under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of Bank's claim(s) for repayment of the Note Obligations under Section 502 of the Bankruptcy Code, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense.

         The undersigned hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of the other undersigned, protest or notice with respect to the Note Obligations and all demands whatsoever, and covenants that the undersigned will not be discharged, except by complete performance and payment of the Note Obligations. Upon any Event of Default, Bank may, at its sole election, proceed directly and at once, without notice, against the undersigned to collect and recover the full amount or any portion of the Note Obligations, without first proceeding against any security or Collateral for the Note Obligations. Bank shall have the exclusive right to determine the application of payments and credits, if any, from the undersigned, or from any other Person on account of the Note Obligations or of any other liability of the undersigned to Bank.

         At any time after maturity of the Note Obligations, Bank may, in its sole discretion, without notice to the undersigned and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Note Obligations (i) any indebtedness due or to become due from Bank to the undersigned, and (ii) any moneys, credits, deposits, account balances or other property belonging to the undersigned, now existing or at any time held by or coming into the possession of Bank or any affiliate of Bank.

         No delay on the part of Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Bank of any right or remedy shall preclude any further exercise thereof, nor shall any modification or waiver of any of the provisions hereof be binding upon Bank, except as expressly set forth in a writing duly signed and delivered on Bank's behalf by an authorized officer or agent of Bank. Bank's failure at any time or times hereafter to require strict performance by the undersigned of any of the provisions, warranties, terms and conditions contained in this Note or any other Loan Document shall not waive, affect or diminish any right of Bank at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Bank, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Bank and directed to the undersigned specifying such waiver. No waiver by Bank of any Event of Default shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by Bank permitted hereunder shall in any way affect or impair Bank's rights or the obligations of the undersigned hereunder. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by the undersigned to Bank on the Note Obligations shall be conclusive and binding on the undersigned irrespective of whether the undersigned was not a party to the suit or action in which such determination was made. The undersigned agrees, consents to and confirms that any extension of any statute of limitations resulting from any payment of the obligations by the undersigned, any guarantor or any other Person and affecting enforcement or collection of the obligations of the undersigned, or of the liabilities of the undersigned hereunder shall to the same degree also extend any statute of limitations affecting enforcement and collection of the Note Obligations hereunder.

         The undersigned hereby represents that the purpose of the loan evidenced by this Note is to refinance outstanding indebtedness, and that no portion of the proceeds of this Note will constitute "purpose credit" as such term is defined in Regulation U, 12 CFR 221.1 et. seq.

         The provisions of this Note shall be governed by and interpreted in accordance with the laws of the State of Ohio.

         AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE BANK TO EXTEND CREDIT TO THE UNDERSIGNED, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, THE UNDERSIGNED AND ALL INDORSERS HEREBY EXPRESSLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATED TO THIS NOTE OR ARISING IN ANY WAY FROM ANY INDEBTEDNESS OR OTHER TRANSACTIONS INVOLVING THE BANK AND THE UNDERSIGNED.

         The undersigned hereby designates all courts of record sitting in Cincinnati, Ohio and having jurisdiction over the subject matter, state and federal, as the exclusive forums where any action, suit or proceeding in respect of or arising from or out of this Note, its making, validity or performance, shall be prosecuted as to all parties, their successors and assigns, and by the foregoing designation the undersigned consents to the jurisdiction and venue of such courts.


         IN WITNESS WHEREOF, the undersigned, by its duly authorized officer, has executed this Note in the City of Cincinnati, County of Hamilton, State of Ohio, as of the date and year first above written.


                                       ZARING NATIONAL CORPORATION



                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________